UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

GERON CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GERON CORPORATION

919 E. Hillsdale Blvd., Suite 250

Foster City, CA 94404

April , 2023

Dear Fellow Geron Stockholder:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Geron Corporation to be held on Wednesday, May 31, 2023, at 8:00 a.m., Pacific Daylight Time. To facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You will be able to attend and participate in the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/GERN2023, where you will be able to listen to the meeting live, submit questions, and vote. You will not be able to attend the meeting in person. Instructions on how to participate in the virtual Annual Meeting and demonstrate proof of stock ownership are posted at www.virtualshareholdermeeting.com/GERN2023. The webcast of the virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2023.

As permitted by the rules of the Securities and Exchange Commission, we are pleased to furnish our proxy materials to stockholders primarily over the Internet. Consequently, most stockholders will receive a notice with instructions for accessing proxy materials and voting via the Internet, instead of paper copies of proxy materials. We believe that this process will allow us to provide our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. However, this notice will provide information on how stockholders may obtain paper copies of proxy materials if they choose. Stockholders who continue to receive hard copies of proxy materials may help us reduce costs by opting to receive future proxy materials by e-mail.

At this year’s Annual Meeting, the agenda includes the following items:

•
election of the two nominees for director named in the accompanying proxy statement to hold office as Class III members of the Board of Directors until the 2026 annual meeting of stockholders;
•
approval to amend our Restated Certificate of Incorporation to increase the total number of authorized shares of our common stock from 675,000,000 to 1,350,000,000 shares;
•
approval to amend our 2018 Equity Incentive Plan to, among other items, (i) increase the total number of shares of our common stock issuable thereunder by 43,360,000 shares, and (ii)
modify the fungible plan design;
•
advisory vote to approve the preferred frequency of holding future advisory votes on executive compensation;
•
advisory vote to approve named executive officer compensation; and
•
ratification of Ernst & Young LLP as our independent registered public accounting firm.

Your vote is important to us. Whether or not you plan to attend the virtual Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope, as promptly as possible. Thank you for your ongoing support of, and continued interest in, Geron Corporation.

Sincerely,

John A. Scarlett, M.D.

Chairman of the Board, President and

Chief Executive Officer

PRELIMINARY PROXY – SUBJECT TO COMPLETION

GERON CORPORATION

919 E. Hillsdale Blvd., Suite 250

Foster City, CA 94404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 31, 2023

To the Stockholders of Geron Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of GERON CORPORATION, a Delaware corporation (the “Company”), will be held on Wednesday, May 31, 2023, at 8:00 a.m., Pacific Daylight Time. To facilitate stockholder participation in the Annual Meeting, we have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the virtual Annual Meeting online, vote your shares electronically and submit your questions during the virtual Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2023. You will need to have your 16-Digit Control Number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

The Annual Meeting will be held for the following purposes:

1.
To elect the two nominees for director named in the accompanying proxy statement (the “Proxy Statement”) to hold office as Class III members of the Board of Directors until the 2026 annual meeting of stockholders;
2.
To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 675,000,000 to 1,350,000,000 shares;
3.
To approve amendments to the Company’s 2018 Equity Incentive Plan to, among other items, (i) increase the number of shares of the Company’s common stock issuable thereunder by 43,360,000 shares and (ii) modify the fungible plan design;
4.
To approve, on an advisory basis, the preferred frequency of holding future advisory votes on executive compensation;
5.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement;
6.
To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
7.
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on April 6, 2023, as the record date for the determination of stockholders entitled to notice of and to vote at the virtual Annual Meeting and at any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of common stock held at that time.

Your Vote Is Important To Us. Whether or not you plan to attend the virtual Annual Meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope, as promptly as possible. Stockholders who plan to attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2023 to submit questions and vote during the virtual Annual Meeting. You may log-in beginning at 7:30 a.m. Pacific Daylight Time, on May 31, 2023. You will not be able to attend the meeting in person.

By Order of the Board of Directors,

Stephen N. Rosenfield

Executive Vice President,

Chief Legal Officer and Corporate Secretary

Foster City, California

April , 2023

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 31, 2023

at www.virtualshareholdermeeting.com/GERN2023

Letter to Stockholders, Notice and 2023 Proxy Statement, and 2022 Annual Report on Form 10-K

are available at www.proxyvote.com.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

WHETHER OR NOT YOU EXPECT TO ATTEND THE VIRTUAL ANNUAL MEETING, WE URGE YOU

TO SUBMIT YOUR PROXY PROMPTLY IN ORDER TO ASSURE THAT A QUORUM IS PRESENT. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE ONLINE IF YOU ATTEND THE VIRTUAL ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE VIRTUAL ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

GERON CORPORATION

919 E. Hillsdale Blvd., Suite 250

Foster City, CA 94404

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2023

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

You are receiving this annual meeting information and Proxy Statement from us because you owned shares of common stock, par value $0.001 per share, (“Common Stock”) of Geron Corporation, a Delaware corporation (“Geron,” the “Company,” “we” or “us”), as of April 6, 2023, the record date for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The Geron Board of Directors (the “Board of Directors” or the “Board”) has made these materials available to you in connection with the Board’s solicitation of proxies for use at the Annual Meeting. You may vote by proxy over the Internet or by phone, or by mail if you requested printed copies of the proxy materials.

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to proxy materials via the Internet. Accordingly, we are sending by mail only a Notice of Availability of Proxy Materials (the “Notice”) to certain of our stockholders of record and posting our proxy materials online at www.proxyvote.com. Stockholders who previously requested to receive hard copies of proxy materials will receive a full set of proxy materials, instead of the Notice. We intend to distribute the Notice and the proxy materials on or about April 20, 2023 to all stockholders of record entitled to vote at the Annual Meeting.

What does it mean if I receive more than one set of proxy materials or more than one Notice, or combination thereof?

If you receive more than one set of proxy materials, or more than one Notice or a combination thereof, your shares may be registered in more than one name or may be registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices to ensure that all of your shares are voted.

Will I receive any proxy materials by mail other than the Notice?

No, you will not receive any other proxy materials by mail other than the Notice unless you request paper copies. Pursuant to rules adopted by the SEC, we have elected to use the Internet as the primary means of furnishing proxy materials to our stockholders. This method allows us to deliver the proxy materials to you more quickly, lowers our costs significantly, and helps to conserve natural resources. We encourage stockholders to take advantage of the option to receive proxy materials electronically by email to help reduce the environmental impact of our annual meeting and to reduce costs associated with the physical printing and mailing of materials. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 are also available at www.proxyvote.com. You may request a full set of proxy materials be sent to your specified postal or email address as follows:

•
by telephone: call 1-800-579-1639 free of charge and follow the instructions;
•
by Internet: go to www.proxyvote.com and follow the instructions; or
•
by e-mail: send an e-mail message to sendmaterial@proxyvote.com. Please send a blank e-mail and insert the 16-Digit Control Number located in your Notice in the subject line. Please make any such request on or before May 1, 2023 to facilitate timely delivery.

To sign up for electronic delivery of proxy materials, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the Internet and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com and enroll for online delivery of proxy materials. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates such election.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters described in this Proxy Statement. In addition, management will report on current events at Geron and respond to questions from stockholders.

How can I participate in the Annual Meeting?

In light of the continued COVID-19 pandemic, for the safety of all our stockholders and to facilitate stockholder participation in the Annual Meeting, we will be holding our Annual Meeting virtually, on Wednesday, May 31, 2023, at 8:00 a.m., Pacific Daylight Time, via the Internet at www.virtualshareholdermeeting.com/GERN2023. Online check-in will begin at 7:30 a.m. Pacific Daylight Time and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.

You will not be able to attend the virtual Annual Meeting in person.

How do I ask questions at the virtual Annual Meeting?

Our virtual Annual Meeting allows stockholders to submit questions and comments before and during the virtual Annual Meeting. You may submit questions before the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2023. During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/GERN2023. In both cases, stockholders must have available their 16-Digit Control Number provided in the Notice or your proxy card (if you received a printed copy of the proxy materials). We will respond to as many inquiries at the virtual Annual Meeting as time allows.

What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting website log-in page.

What if I cannot virtually attend the Annual Meeting?

You may vote your shares electronically before the virtual Annual Meeting by Internet, or by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting.

The virtual Annual Meeting will be archived for one year after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/GERN2023.

Who can vote at the virtual Annual Meeting?

Only holders of record at the close of business on April 6, 2023 (the “Record Date”) will be entitled to notice of and to vote at the virtual Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, we had shares of Common Stock outstanding.

Stockholder of Record: Shares Registered in Your Name

Each holder of record of Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the virtual Annual Meeting. As a stockholder of record, you may vote at the virtual Annual Meeting, or prior to the virtual Annual Meeting, vote through the Internet or by telephone, or by mail using a proxy card that you received or that you may request. Whether or not you plan to attend the virtual Annual Meeting, we urge you vote by proxy through the Internet or by telephone as instructed below, or by completing a proxy card that you may request or that we may elect to deliver at a later time. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2023 to vote during the virtual Annual Meeting. The stock transfer books will not be closed between the Record Date and the virtual Annual Meeting date. A complete list of stockholders entitled to vote at the virtual Annual Meeting will be available for examination at our principal executive offices at the address listed above for a period of ten days prior to the virtual Annual Meeting and will be available on the virtual meeting site at www.virtualshareholdermeeting.com/GERN2023.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting during the virtual Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may only vote your shares during the virtual Annual Meeting if you request and obtain a valid 16-Digit Control Number from your broker or agent. Beneficial owners who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2023 to vote during the virtual Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. In order to constitute a quorum and to transact business at the virtual Annual Meeting, the holders of a majority of the Common Stock issued and outstanding and entitled to vote must be present in person or represented by proxy. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?

You are being asked to vote on six proposals, as follows:

Proposal Number	Proposal	Board Recommends
1	To elect the two nominees for director named in this Proxy Statement to hold office as Class III members of our Board of Directors until the 2026 annual meeting of stockholders.	FOR BOTH director nominees
2	To approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 675,000,000 to 1,350,000,000 shares.	FOR
3

To approve amendments to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of Common Stock issuable thereunder by 43,360,000 shares and modify the fungible plan design.

FOR
4	To approve, on an advisory basis, the preferred frequency of holding future advisory votes on executive compensation.	EVERY 1 YEAR
5	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	FOR
6	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	FOR

How many votes are needed to approve each proposal? What is the effect of abstentions and broker non-votes on each of the proposals?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes on each of the proposals:

Proposal Number	Proposal	Votes Required to Approve Proposal(1)	Effect of Abstentions	Effect of Broker Non-Votes
1	To elect the two nominees for director named in this Proxy Statement to hold office as Class III members of our Board of Directors until the 2026 annual meeting of stockholders.

The nominees receiving the most “FOR” votes properly cast in person or virtually or represented by proxy will be elected. Only votes “FOR” will affect the outcome of the vote; “WITHHOLD” votes will have no effect on the outcome of the vote. However, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of “WITHHOLD” votes from his or her election than votes “FOR” such election is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee. In such case, the Nominating and Corporate Governance Committee will then consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation.

			Not applicable	No effect
2	To approve an amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of our Common Stock from 675,000,000 to 1,350,000,000 shares.	The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on this matter.	Against	Not applicable (2)
3

To approve amendments to our 2018 Equity Incentive Plan to, among other items, increase the total number of shares of our Common Stock issuable thereunder by 43,360,000 shares and modify the fungible plan design.

		The affirmative vote of the holders of a majority of the shares having voting power present in person or virtually or represented by proxy at the Annual Meeting.	Against	No effect
4	To approve, on a non-binding and advisory basis, the preferred frequency of holding future advisory votes on executive compensation.	The option of every one, two or three years that receives the votes of the holders of a majority of the shares present or represented, in person or by proxy, at this meeting will be considered the frequency approved by our stockholders.	(3)	No effect
5	To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement.	The affirmative vote of the holders of a majority of the shares having voting power present in person or virtually or represented by proxy at the Annual Meeting.	Against	No effect
6	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	The affirmative vote of the holders of a majority of the outstanding shares entitled to vote on this matter.	Against	Not applicable (2)

(1) Virtual attendance at our Annual Meeting constitutes presence in person for purposes of the votes.

(2) We have been advised by the New York Stock Exchange ("NYSE") that this proposal is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority under NYSE rules to vote your shares on this proposal. For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

(3) Abstentions will be counted towards the vote total, but will not be counted as a vote in favor of any of the frequency options, and thus will have the effect of reducing the likelihood that any frequency receives a majority vote.

What are the choices in voting?

For Proposal 1, you may either vote “FOR” both nominees to the Board of Directors or you may “WITHHOLD” your vote for one or more nominees that you specify. For proposals 2, 3, 5 and 6, you may vote “FOR” the proposal or “AGAINST” the proposal or “ABSTAIN” from voting on the proposal. For Proposal 4, you may vote to hold an advisory vote on executive compensation every “1 YEAR”, “2 YEARS” or “3 YEARS”, or you may “ABSTAIN” from voting on the proposal.

Could other matters be decided at the virtual Annual Meeting?

Our Bylaws require that we receive advance notice of any proposal to be brought before the Annual Meeting by our stockholders, and we have not received notice of any such proposals. If any other matters were to be properly submitted for a vote at the virtual Annual Meeting, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit. This includes, among other things, considering any motion to adjourn the virtual Annual Meeting to another time and/or place, including for the purpose of soliciting additional proxies for or against a given proposal.

How do I vote my shares and what are the voting deadlines?

Please refer to the proxy card for instructions on, and access information for, voting by telephone, over the Internet or by mail.

Stockholder of Record: Shares Registered In Your Name

You are a stockholder of record if, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A. As a stockholder of record, there are several ways for you to vote your shares.

•
Via the Internet Before the Virtual Annual Meeting. You may vote by Internet at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Daylight Time, on May 30, 2023.
•
By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting. Votes submitted by telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 30, 2023.
•
By Mail. If you received printed proxy materials, you may submit your vote by completing, signing, and dating each proxy card received and returning it in the postage-paid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than close of business on May 30, 2023 to be voted at the virtual Annual Meeting.
•
Via the Internet During the Virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2023 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

The Internet and telephone voting procedures described above, which comply with Delaware law, are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

You are a beneficial owner, if on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization and not in your name. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. Being a beneficial owner means that, like most stockholders, your shares are held in “street name” and these proxy materials are being forwarded to you by that organization.

As a beneficial owner, you should have received a Notice or voting instructions from the broker or other nominee holding your shares. You should follow the instructions in the Notice or voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Please contact your bank, broker or other agent if you have questions about their instructions on how to vote your shares. Please also note that since you are not the stockholder of record, you may only vote your shares during the virtual Annual Meeting if you request and obtain a valid 16-Digit Control Number from your broker or agent. Beneficial owners who attend the virtual Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/GERN2023 to vote during the virtual Annual Meeting. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

If you do not provide your broker or bank with instructions on how to vote your shares, your broker or bank will be able to vote your shares with respect to the amendment to our Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock (Proposal 2) and the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 6). For more information, see “If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?” and “What are broker non-votes?” below.

Geron Plan Participants

As trustee of the Geron 401(k) Plan, Prudential Bank and Trust FSB will receive a proxy that incorporates all the shares owned by the Geron 401(k) Plan and will vote such proxy as directed by the Geron 401(k) sponsor.

If you purchased through the 2014 Employee Stock Purchase Plan and your shares are held in the name of a broker, please refer to the discussion above under “Beneficial Owner: Shares Registered in the Name of a Broker or Bank.”

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and you do not specify your vote on each proposal individually when voting via the Internet, over the telephone or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted in line with the Board’s recommendations above as described under “What am I voting on at the virtual Annual Meeting? What is the Board’s recommendation on each of the proposals?” If any other matter is properly presented at the virtual Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If I am a beneficial owner of shares held in street name and I do not provide my broker or bank with my voting instructions, what happens?

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. In this regard, under the rules of the NYSE, brokers, banks and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. In this regard, we have been advised by the NYSE that Proposals 1, 3, 4 and 5 are considered to be “non-routine” under NYSE rules meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, we have been advised by the NYSE that Proposals 2 and 6 are considered to be “routine” matters under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 2 and 6.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the proxy materials you receive from your broker, bank or other agent.

What are broker non-votes?

As discussed above, when a beneficial owner of shares held in street name does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the broker, bank or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” We have been advised by the NYSE that Proposals 1, 3, 4 and 5 are considered to be “non-routine” under NYSE rules, and we therefore expect broker non-votes to exist in connection with those proposals.

As a reminder, if you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.

Can I revoke or change my vote after I submit my proxy?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may revoke or change your vote at any time before the final vote at the virtual Annual Meeting by:

•
signing and returning a new proxy card with a later date;
•
submitting a later-dated vote by telephone or via the Internet — only your latest Internet or telephone vote received by 11:59 p.m., Eastern Daylight Time, on May 30, 2023, will be counted. You will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials;
•
attending the virtual Annual Meeting and voting again by following the instructions at www.virtualshareholdermeeting.com/GERN2023 to vote during the virtual Annual Meeting. To virtually attend the Annual Meeting, you will need the 16-Digit Control Number included on your Notice, your proxy card (if you received a printed copy of the proxy materials) or the instructions that accompanied your proxy materials; or
•
delivering a written revocation to our Corporate Secretary at Geron’s offices, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, before the virtual Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for revoking or changing your vote.

How will your proxy be counted?

Votes will be counted by the Inspector of Election appointed for the virtual Annual Meeting, who will separately count “FOR,” “WITHHOLD” and broker non-votes with respect to Proposal 1 regarding the election of directors, and, with respect to Proposals 2, 3, 5, and 6, “FOR” and “AGAINST” votes, abstentions and, as applicable, broker non-votes. With respect to Proposal 4, the Inspector of Election will separately count “1 YEAR,” “2 YEARS” and “3 YEARS” frequency votes, as well as abstentions and broker non-votes.

Is my vote confidential?

Yes. Proxy cards and voting tabulations that identify stockholders by name are kept confidential. There are exceptions for contested proxy solicitations or when necessary to meet legal requirements. In addition, all comments written on a proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

How can I find out the results of the voting at the virtual Annual Meeting?

Preliminary voting results will be announced at the virtual Annual Meeting. Final voting results will be published by Geron in a Current Report on Form 8-K, filed with the SEC, that we expect to file within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the virtual Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who is paying for this proxy solicitation?

We will pay the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by mail, telephone or other electronic means, or in person, by our directors, officers, or other regular employees, or at our request, by Alliance Advisors, LLC. No additional compensation will be paid to directors, officers or other regular employees for such services, but Alliance Advisors will be paid its customary fee, estimated to be $6,500, to render solicitation services.

When are stockholder nominations and proposals due for next year’s Annual Meeting?

See the sub-section entitled “Stockholder Nominations and Proposals for 2024 Annual Meeting” under the section entitled “Other Matters.”

How can I obtain a copy of Geron’s Annual Report on Form 10-K?

We will mail to you without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, as well as a copy of any exhibit specifically requested. Requests should be sent to: Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 has also been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). You may also view and download our Annual Report on Form 10-K for the year ended December 31, 2022 from our website at www.geron.com, as well as www.proxyvote.com.

What is householding and how does it affect me?

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 or the Notice may have been sent to multiple stockholders in a stockholder’s household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive separate copies of the proxy statement, annual report or the notice of internet availability of proxy materials, please notify your broker or our Investor Relations department. We will promptly deliver copies of the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2022 or the Notice to any stockholder who contacts us by electronic mail addressed to investors@geron.com, or by mail addressed to Investor Relations, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, requesting such copies. If you receive multiple copies of the proxy statement and annual report at your household and would like to receive a single copy of the proxy statement and annual report for your household in the future, you should contact your broker, other nominee record holder, or our Investor Relations department to request a single copy of the proxy statement and annual report.

Forward-Looking Statements

Except for the historical information contained herein, this Proxy Statement contains forward-looking statements, including, but not limited to: (a) statements relating to the continued development and potential commercialization of imetelstat by Geron; (b) the therapeutic and commercial potential of imetelstat; (c) potential regulatory approvals for imetelstat; (d) plans, considerations, expectations and determinations regarding future compensation decisions; (e) Geron having sufficient cash to fund operations and sufficient unissued and unreserved authorized shares of Common Stock to support growth and the potential commercialization of imetelstat; and (f) other statements that are not historical facts. These statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (i) whether regulatory authorities permit the further development of imetelstat for myelodysplastic syndromes and/or myelofibrosis and/or potential additional indications on a timely basis, or at all, without any clinical holds; (ii) whether Geron overcomes all the clinical, safety, efficacy, technical, scientific, intellectual property, manufacturing and regulatory challenges to continue development of imetelstat in any indication; (iii) whether imetelstat is demonstrated to be safe and efficacious in clinical trials; (iv) whether any future efficacy or safety results may cause the benefit-risk profile of imetelstat to become unacceptable; (v) whether Geron can complete the significant additional research, non-clinical testing and clinical testing that will be required before any application with the United States Food and Drug Administration or other regulatory authorities can be submitted or filed for regulatory approval of imetelstat; (vi) whether regulatory authorities will approve imetelstat for commercial sale, in a timely manner or at all; and (vii) Geron’s need for substantial additional capital, which may not be available in a timely manner or at all. In addition, the actual executive compensation program that we adopt in the future may differ materially from the current executive compensation program summarized in this Proxy Statement. Additional information on the above-stated risks and uncertainties and additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are contained in our periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including our Annual Report on Form 10-K for the year ended December 31, 2022 and in our future filings and reports. Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Proxy Statement and the facts and assumptions underlying the forward-looking statements may change. Except as required by law, we disclaim any obligation to update these forward-looking statements to reflect future information, events or circumstances.

MATTERS TO BE CONSIDERED AT THE 2023 ANNUAL MEETING

PROPOSAL 1

ELECTION OF DIRECTORS

Board Structure

Our Board currently consists of eight directors, seven of whom are “independent,” as that term is defined by Nasdaq Rule 5602(a)(2), and one of whom is an executive officer of the Company. Our Bylaws provide for the classification of the Board into three classes with staggered terms of office so that one class of the Board is elected annually, and each class of directors stands for election every three years.

The term of the Class III directors, Karin Eastham, V. Bryan Lawlis, Ph.D., and Susan M. Molineaux, Ph.D., will expire at the Annual Meeting. On February 22, 2023, Karin Eastham, a Class III director, notified the Company of her retirement from the Company’s Board after 13 years of service and will depart from the Board upon the expiration of the current term of the Class III directors. In connection therewith, the Board has resolved to decrease its size to seven members effective upon the expiration of the current term of the Class III directors. As a result, there are two nominees for election as Class III directors at the Annual Meeting, Drs. Lawlis and Molineaux, both of whom were previously elected to the Board by the stockholders.

Proxies may only be voted for the two Class III directors nominated for election at the Annual Meeting. The Class I directors, John F. McDonald, John A. Scarlett, M.D. and Robert J. Spiegel, M.D., FACP have one year remaining on their terms of office. The Class II directors, Dawn C. Bir and Elizabeth G. O’Farrell, have two years remaining on their terms of office.

The following table provides summary information about each director nominee and directors who are serving terms that will continue following the Annual Meeting:

			Committee Memberships			Other Public Boards
Name and Principal Position	Age	Independent	AC	CC	NG
2023 Director Nominees
V. Bryan Lawlis, Ph.D. Independent Director	71	Yes	M	M	M	2
Susan M. Molineaux, Ph.D. Independent Director	69	Yes			C	1
Continuing Directors
Dawn C. Bir	52	Yes			M	None
Chief Commercial Officer, Reata Pharmaceuticals, Inc.; Independent Director
Elizabeth G. O’Farrell	58	Yes	C, FE			2
Independent Director
John F. McDonald	62	Yes	M			None
Independent Director
John A. Scarlett, M.D.	72	No				None
Chairman of the Board, President and Chief Executive Officer
Robert J. Spiegel, M.D., FACP	73	Yes		C		3
Independent Director

AC: Audit Committee	C: Chair
CC: Compensation Committee	M: Member
NG: Nominating and Corporate Governance Committee	FE: Financial Expert

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

For a Three-Year Term Expiring at the

2026 Annual Meeting

The Board has selected two nominees for Class III directors: V. Bryan Lawlis, Ph.D. and Susan M. Molineaux Ph.D., both of whom were previously elected by stockholders.

Set forth below is a brief biography of each nominee for Class III director, the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that each nominee for Class III director should continue to serve as a director. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected, and the Board has no reason to believe that any nominee will be unable to serve.

It is a key objective of the Company to have a diverse Board, representing a range of expertise, skills, perspectives and experiences in areas that are relevant to our business and the needs of the Board. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, who meet the relevant business and search criteria and actively seeks candidates with diversity of personal background, perspective, experience, gender, gender identity, race, ethnicity, sexual orientation, and age, as well as candidates from underrepresented communities. In furtherance of the foregoing, where a third-party search firm is engaged and requested to furnish an initial list of possible candidates, such firm will be requested to include in such list women and candidates from underrepresented communities who meet such criteria. Please also see the Board diversity discussion under “Board Leadership and Governance—Board Diversity” below.

Class III Director Nominees (Term Expiring at the 2026 Annual Meeting)

V. Bryan Lawlis, Ph.D.

Experience

Dr. Lawlis has served as a director of Geron since March 2012. He also serves as a member of the boards of directors of BioMarin Pharmaceutical, Inc., a biopharmaceutical company specializing in rare genetic diseases, since June 2007; Aeglea BioTherapeutics, Inc., a biotechnology company specializing in human enzyme therapeutics for rare genetic diseases, since July 2018; and several privately-held biotechnology companies. In addition, he serves as an advisor to Phoenix Venture Partners, a venture capital firm specializing in manufacturing technologies, since October 2015. Dr. Lawlis previously served as a director of Sutro Biopharma, Inc., a biologics platform company specializing in therapeutics for cancer and autoimmune disorders, from January 2004 to June 2019; and Coherus BioSciences, Inc., a biologic platform company specializing in biosimilars, from May 2014 to May 2021. Dr. Lawlis was the President and Chief Executive Officer of Itero Biopharmaceuticals LLC, a privately-held, early stage biopharmaceutical company that he co-founded, from 2006 to 2011. Dr. Lawlis also held several senior management positions in the biopharmaceutical industry, including President and Chief Executive Officer of Aradigm Corporation, a specialty drug company focused on drug delivery technologies, and President and Chief Executive Officer of Covance Biotechnology Services, a contract biopharmaceutical manufacturing operation, which he co-founded. Dr. Lawlis holds a B.A. in microbiology from the University of Texas at Austin and a Ph.D. in biochemistry from Washington State University.

Qualifications

The Board believes Dr. Lawlis’ extensive experience in manufacturing biotechnology and other pharmaceutical products, as well as his expertise in the research and development of drug products and in the management and conduct of clinical trials and drug regulatory processes, qualifies Dr. Lawlis to be elected as a director.

Susan M. Molineaux, Ph.D.

Experience

Dr. Molineaux has served as a director of Geron since September 2012. Dr. Molineaux has been Chief Executive Officer, President and a member of the board of directors of Calithera Biosciences, Inc., a biotechnology company developing oncology therapeutics, since co-founding the company in June 2010. Effective March 3, 2023, Nasdaq has delisted the common stock for Calithera, and effective March 14, 2023, the SEC has terminated registration of the common stock for Calithera. As a result, Calithera is no longer a public company. She has been a member of the board of directors of Cyteir Therapeutics, Inc., a clinical-stage DNA repair and synthetic lethality company, since December 2020. She also served as a director of Theravance Biopharma, Inc., a biopharmaceutical company, from April 2015 to April 2022, and has been a Scientific Advisor to Lightstone Ventures, a private life sciences investment company, since September 2016. Prior to Calithera, Dr. Molineaux co-founded Proteolix, Inc., a privately-held oncology-oriented biopharmaceutical company, where she served as Chief Scientific Officer from December 2003 until December 2005 and from February 2009 until November 2009, and as President and Chief Executive Officer from January 2006 until February 2009, until the company’s acquisition by Onyx Pharmaceuticals, Inc., a global oncology-oriented biopharmaceutical company, in November 2009. Previously, Dr. Molineaux held several senior management positions in the biopharmaceutical industry, including Vice President of Biology at Rigel Pharmaceuticals, Inc., a biopharmaceutical company focused on inflammatory and autoimmune diseases; Vice President of Biology at Praelux, Inc., a biopharmaceutical company; and Vice President of Drug Development at Praecis Pharmaceuticals, Inc., an oncology-focused biopharmaceutical company. Dr. Molineaux holds a B.S. in biology from Smith College, a Ph.D. in molecular biology from Johns Hopkins University, and completed a postdoctoral fellowship at Columbia University.

Qualifications

The Board believes Dr. Molineaux’s extensive experience in pharmaceutical and oncology drug development, her expertise in managing and conducting clinical trials, as well as her knowledge of the biotechnology industry and business, and healthcare related issues, combined with her experience as a female executive officer of a public company provides great value to the Board and contributes significantly to discussions and decision-making, which qualifies her to be elected as a director.

The Board of Directors Unanimously Recommends That

Stockholders Vote FOR the Election of Both Nominees to the Board of Directors

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

AFTER THE ANNUAL MEETING

Set forth below is a brief biography of each continuing director composing the remainder of the Board with terms expiring as shown, including the periods during which they have served as a director of Geron, and information furnished by them as to principal occupations and public company directorships held by them. The biographies below also include a discussion of the specific experience, qualifications, attributes or skills of each continuing director that led the Nominating and Corporate Governance Committee and the Board to conclude, as of the date of this Proxy Statement, that the applicable director should continue to serve as a director.

Class I Directors (Term Expiring at the 2024 Annual Meeting)

John F. McDonald

Experience

John F. McDonald has served as a director of Geron since September 2022. Since October 2018, Mr. McDonald has served as Corporate Vice President, Head of Business Development and M&A, for Novo Nordisk A/S, a global pharmaceutical company, where he leads R&D business development activities, investment strategies and participates in the creation of research, early development, and therapeutic pipeline diversification and augmentation strategies. From 2011 to 2018, Mr. McDonald was Vice President, Business Development, at Biogen Inc., a biopharmaceutical company, where he led business development and negotiated numerous strategic alliances, licenses and acquisitions. From 2006 to 2011, Mr. McDonald served as Managing Director at MPM Capital LP, an investment firm, where he served as the primary business development and asset strategy resource for multiple portfolio companies. Prior to 2006, Mr. McDonald held business development, corporate strategy, and legal roles of increasing responsibility at various biopharmaceutical companies, including at Millennium Pharmaceuticals Inc., a biotechnology company, (now a Takeda Oncology Company, a pharmaceutical company), Genzyme Corp, a biopharmaceutical company, (now part of Sanofi, a pharmaceutical company) and Genentech, Inc., a biopharmaceutical company, (now a member of the Roche Group, a pharmaceutical company). In those roles, Mr. McDonald developed relationships with numerous academic institutions, as well as biotechnology and pharmaceutical companies of all stages. Mr. McDonald holds a J.D. from University of California Hastings College of the Law and an M.B.A. and B.S. from the Haas School of Business, University of California, Berkeley.

Qualifications

The Board believes Mr. McDonald’s extensive experience in business development related to early stage pharmaceutical products, as well as his deep understanding of creating strategic relationships in the pharmaceutical industry, qualifies Mr. McDonald to serve as a director.

John A. Scarlett, M.D.

Experience

Dr. Scarlett has served as our Chief Executive Officer and a director since September 2011 and President since January 2012 and was appointed to Chairman of the Board in December 2018. Dr. Scarlett served as a director of CytomX Therapeutics, Inc., a biopharmaceutical company focused on developing antibody therapeutics for the treatment of cancer, from June 2016 to June 2022. He was also a director for Chiasma, Inc., a biopharmaceutical company focused on transforming injectable drugs into oral medications, from February 2015 until its acquisition by Amyrt Pharma plc, a biopharmaceutical company, in August 2021. Prior to joining Geron, Dr. Scarlett served as President, Chief Executive Officer and a member of the board of directors of Proteolix, Inc., a privately held, oncology oriented biopharmaceutical company, from February 2009 until its acquisition by Onyx Pharmaceuticals, Inc., an oncology oriented biopharmaceutical company, in November 2009. From February 2002 until its acquisition by Ipsen, S.A. in October 2008, Dr. Scarlett served as the Chief Executive Officer and a member of the board of directors of Tercica, Inc., an endocrinology oriented biopharmaceutical company, and also as its President from February 2002 through February 2007. From March 1993 to May 2001, Dr. Scarlett served as President and Chief Executive Officer of Sensus Drug Development Corporation. In 1995, he co-founded Covance Biotechnology Services, Inc., a contract biopharmaceutical manufacturing operation, and served as a member of its board of directors from inception to 2000. From 1991 to 1993, Dr. Scarlett headed the North American Clinical Development Center and served as Senior Vice President of Medical and Scientific Affairs at Novo Nordisk Pharmaceuticals, Inc., a wholly owned subsidiary of Novo Nordisk A/S. Dr. Scarlett received his B.A. degree in chemistry from Earlham College and his M.D. from the University of Chicago, Pritzker School of Medicine.

Qualifications

As the only management representative on the Board, Dr. Scarlett brings management’s perspective to the Board’s discussions about Geron’s business and strategic direction. In addition, the Board believes Dr. Scarlett’s deep understanding of what makes businesses work effectively and efficiently, as well as his medical background and extensive drug development experience, provide valuable insights to the Board. See discussion below regarding Board Leadership and Governance in connection with the appointment of a Lead Independent Director who provides leadership for the independent members of the Board.

Robert J. Spiegel, M.D., FACP

Experience

Dr. Spiegel has served as a director of Geron since May 2010. Dr. Spiegel currently serves as an Associate Professor at the Weill Cornell Medical School, a Senior Advisor to Warburg Pincus, a private equity firm, and an Advisor to the Israel Biotech Fund, a venture investment fund; and since September 2021, as Chief Medical Officer for Insilico Medicine, a privately-held artificial intelligence-driven pharma-technology company. He is also a member of the boards of directors of Cyclacel Pharmaceuticals, Inc., a biopharmaceutical company developing targeted medicines for cancer and other proliferative diseases, since September 2018; Ayala Pharmaceuticals, a clinical-stage oncology company, since December 2017; Athenex, Inc., a global biopharmaceutical oncology company, since August 2020; and several privately-held biotechnology companies. He previously served as a director for Avior Computing Corporation, a privately-held governance risk and compliance process technology company, from October 2011 to November 2017; Talon Therapeutics, Inc., a biopharmaceutical company, from July 2010 to July 2013; Capstone Therapeutics Corp., a biotechnology company, from May 2010 to January 2012; Sucampo Pharmaceuticals, Inc., a biopharmaceutical company, from January 2015 to January 2018; and PDS Biotechnology Corporation (formerly Edge Therapeutics, Inc.), a biotechnology company, from August 2013 to March 2019; the Cancer Institute of New Jersey from 1999 to 2009; and Cancer Care New Jersey from 1995 to 2011. From March 2011 to April 2016, Dr. Spiegel served as Chief Medical Officer of PTC Therapeutics, Inc., a biopharmaceutical company focused on discovering and developing treatments for rare disorders. In 2009, after 26 years with the Schering-Plough Corporation (now Merck & Co.), a global healthcare company, Dr. Spiegel retired as Chief Medical Officer and Senior Vice President of the Schering-Plough Research Institute, the pharmaceutical research arm of the Schering-Plough Corporation. His career at Schering-Plough involved various positions, including Director of clinical research for oncology, Vice President of clinical research, and Senior Vice President of worldwide clinical research. Following a residency in internal medicine, Dr. Spiegel completed a fellowship in medical oncology at the National Cancer Institute, and from 1981 to 1999 he held academic positions at the National Cancer Institute and New York University Cancer Center. Dr. Spiegel holds a B.A. from Yale University and an M.D. from the University of Pennsylvania.

Qualifications

The Board believes Dr. Spiegel’s extensive medical experience developing oncology products, his deep understanding of pharmaceutical research and development, and broad expertise in gaining regulatory approval for drug candidates, enhances the Board’s ability to critically assess the progress and potential of imetelstat, and qualifies Dr. Spiegel to serve as a director.

Class II Directors (Term Expiring at the 2025 Annual Meeting)

Dawn C. Bir

Experience

Ms. Bir has served as a director of Geron since March 2019. Since September 2016, Ms. Bir has served as the Chief Commercial Officer of Reata Pharmaceuticals, Inc., a biopharmaceutical company, where she leads marketing, market access, sales, and commercial operations. From February 2013 to September 2016, Ms. Bir served as Vice President of Sales with Pharmacyclics LLC, an AbbVie company, a global pharmaceutical company, where she built and led their first hematology national sales organization, and was responsible for the launch of IMBRUVICA in the United States and Puerto Rico. From October 2011 to February 2013, Ms. Bir served as Vice President of Sales & Marketing of SKY Pharmaceuticals Packaging, Inc. & Rx Pak, a unit within the U.S. pharmaceutical and specialty solutions division of McKesson Corporation, a global healthcare company, where she was responsible for two companies and revenue centers, and led multiple functions, including sales, marketing, contract management, project management and customer service. From 1996 to October 2011, Ms. Bir held several commercial and sales positions of increasing responsibility within

Genentech, Inc., a member of the Roche Group, a global pharmaceutical company, and Bristol-Myers Squibb Company, a global pharmaceutical company. Ms. Bir holds a B.S. in Biology from Binghamton University.

Qualifications

The Board believes Ms. Bir’s extensive commercial, sales and marketing expertise, including with hematology-oncology products, broadens the Board’s ability to advise, evaluate and analyze future potential commercialization activities for imetelstat, especially in the United States, as well as to provide insights into the competitive landscape of other hematology-oncology products. This knowledge and experience, together with her strong leadership ability as a female executive in the healthcare industry, qualify Ms. Bir to serve as a director.

Elizabeth G. O’Farrell

Experience

Ms. O’Farrell has served as a director of Geron since March 2019. Ms. O’Farrell also serves as a member of the boards of directors of LENSAR, Inc., a global medical technology company, since February 2021, where Ms. O’Farrell serves as the chair of the Audit Committee, and Genmab A/S, a global oncology company, since March 2022, where she serves on the Audit Committee and Compensation Committee. Since June 2018, Ms. O’Farrell has also served as a director of PDL BioPharma, Inc., a non-public company focused on acquiring and managing a portfolio of companies, products, royalty agreements and debt facilities in the healthcare industry, which commenced its dissolution in January 2021. Ms. O'Farrell served as a director of Inhibikase Therapeutics, a pharmaceutical company focused on treatments of neurological infections and neurodegenerative diseases, from March 2019 to September 2022. From 2018 to 2020, Ms. O’Farrell served on the finance committee of the United Way of Brevard (Brevard County, Florida), a non-profit organization, and is a volunteer mentor with WeVenture, a small business mentoring program affiliated with the Florida Institute of Technology. Ms. O’Farrell also served as a board member of the YMCA of Greater Indianapolis from 2006 until 2017, including as its chairperson from 2014 to 2016. In December 2017, Ms. O’Farrell retired from a 24-year career with Eli Lilly and Company, a global pharmaceutical company, where she held several senior management positions in finance and corporate governance, most recently serving as Chief Procurement Officer and Head of Global Shared Services from January 2012 to December 2017. Prior to that position, she also served as Senior Vice President, Policy and Finance; Senior Vice President, Finance; Chief Financial Officer, Lilly USA; Chief Financial Officer, Lilly Canada; and General Auditor. Before joining Eli Lilly, Ms. O’Farrell was an accountant with Boise Cascade Office Products, and served as an auditor at Whipple & Company, a professional accountancy firm, and Price Waterhouse, an international public accounting firm. Ms. O’Farrell holds a B.S. in accounting with honors and an M.B.A. in management information systems, both from Indiana University.

Qualifications

Ms. O’Farrell’s significant financial, operational and corporate governance expertise strengthens the Board’s collective knowledge related to compliance, financial reporting and internal controls. In addition, Ms. O’Farrell’s management and leadership experience, gained through the various management roles she has held, also provides unique and valuable insights to the Board regarding organizational development for a growing company, as Geron pursues late-stage development and potential commercialization of imetelstat. The Board believes Ms. O’Farrell’s knowledge and experience as a senior female executive with a long tenure at a large global pharmaceutical company qualify Ms. O’Farrell to serve as a director.

BOARD LEADERSHIP AND GOVERNANCE

We have an ongoing commitment to excellence in corporate governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments. Key information regarding our corporate governance initiatives can be found on the Corporate Governance page under the Investors & Media section of our website at https://ir.geron.com/investors/corporate-governance/, including our Corporate Governance Guidelines, Code of Conduct, Insider Trading Policy and the charters for our Audit, Compensation, and Nominating and Corporate Governance committees. We believe that our corporate governance policies and practices, including the substantial percentage of independent directors on our Board and the leadership provided by our Lead Independent Director, Ms. Eastham until the expiration of her term at the Annual Meeting, empower our independent directors to effectively oversee our management – including the performance of our Chief Executive Officer – and provide an effective and appropriately balanced board governance structure. A new Lead Independent Director will be appointed on or about the Annual Meeting.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines that set forth key principles to guide the operation of the Board and its committees in the exercise of their responsibilities to serve the interests of Geron and our stockholders. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, including candidates who self-identify their gender as female and candidates from underrepresented communities, who meet the relevant business and search criteria. In furtherance of the foregoing, where a third-party search firm is engaged and requested to furnish an initial list of possible candidates, such firm will be requested to include in such list candidates who self-identify their gender as female and candidates from underrepresented communities who meet such criteria.

The current form of the Corporate Governance Guidelines can be found on our website at https://ir.geron.com/investors/corporate-governance/. In addition, these guidelines are available in print to any stockholder who requests a copy. Please direct all requests to our Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404.

Board Independence

In accordance with Nasdaq listing standards and Geron’s Corporate Governance Guidelines, a majority of the members of our Board must qualify as “independent” as defined by Nasdaq Rule 5605(a)(2). In keeping with these guidelines, a member of our Board may serve as a director of another company only to the extent such position does not conflict or interfere with such person’s service as a director of Geron. The Board consults with our legal counsel to ensure that the Board’s determinations regarding Board independence are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, our Board has determined affirmatively that each of Dr. Lawlis, Dr. Molineaux, Ms. Bir, Ms. O'Farrell, Mr. McDonald and Dr. Spiegel are independent within the meaning of the Nasdaq listing standards. Dr. Scarlett, who is our Chairman of the Board, President and Chief Executive Officer, is the sole non-independent director, and the Board regularly meets in executive sessions outside the presence of Dr. Scarlett.

There are no family relationships between any director and any member of our executive management team. There are no arrangements or agreements relating to compensation provided by a third party to any member of our Board, including current nominees for director, in connection with their candidacy or Board service to us.

Board Leadership Structure

In December 2018, Dr. Scarlett was appointed by the Board to serve as Chairman of the Board, in addition to his role as President and Chief Executive Officer of the Company. In light of positive top-line results from the IMerge Phase 3 clinical trial in Low or Intermediate-1 risk myelodysplastic syndromes, or lower risk MDS, and the preparations for regulatory submissions and potential commercialization of imetelstat, the Board continues to believe that Dr. Scarlett is best suited to serve as our Chairman because he is the member of the Board who is most familiar with our business as a whole and the most capable of identifying and bringing to the attention of the full Board the strategic priorities and key issues facing the Company. The Board also believes that having Dr. Scarlett in a combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our executive management team. To counterbalance our Board’s decision to have a combined Chairman and Chief Executive Officer, the Company’s Corporate Governance Guidelines require that the Board appoint a Lead Independent Director when the role of Chairman is held by a director who does not qualify as an independent director. In December 2018, the Board appointed Ms. Eastham to serve as Lead Independent Director for the Board and Ms. Eastham will serve as our Lead Independent Director until the expiration of her Board term as a Class III director at the Annual Meeting. The Board will appoint a new Lead Independent Director on or around the Annual Meeting. The Lead Independent Director facilitates Board interactions and information flow, and the structure also allows for a clear communication path for the non-employee directors, who may raise any issues or concerns that they have directly with the Lead Independent Director.

The Chairman of the Board has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. However, the Lead Independent Director provides active leadership on behalf of the independent directors on the Board. The Lead Independent Director with the Chairman of the Board advises on Board meeting agendas and discussion priorities. In addition, the Lead Independent Director provides regular communications to directors between meetings, inviting comments, ideas and concerns from each non-employee director. The Lead Independent Director also has the following responsibilities:

•
Presiding at executive sessions of non-employee directors;
•
Serving as a liaison between the Board Chairman and non-employee directors;
•
Advising the Board Chairman regarding the impression of the non-employee directors as to the quality, quantity and timeliness of the flow of information from the Company that is necessary for the Board to effectively perform its duties; and
•
Accepting additional responsibilities as may be recommended from time-to-time by the Board or the non-employee directors of the Board.

Board Diversity

Since Mr. McDonald’s appointment to the Board in September 2022, our Board has been comprised of four women and four men. Accordingly, as a Nasdaq Smaller Reporting Company, we are in compliance with Nasdaq Rules 5605 and 5606, which require us to have two female board members. In addition, the Chairs of the Audit Committee and Nominating and Corporate Governance Committee are women.

As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates who meet the relevant business and search criteria and actively seeks candidates with diversity of personal background, perspective, experience, gender, gender identity, race, ethnicity, sexual orientation, and age, as well as candidates from underrepresented communities.

Board Committees and Meetings

It is our policy to encourage directors to attend annual meetings of stockholders. All of our directors, except Mr. McDonald who joined our Board in September 2022, attended our 2022 annual meeting of stockholders, which was conducted in a virtual meeting format. During the year ended December 31, 2022, the Board held nine meetings. Of these, six meetings were conducted by videoconference due to the COVID-19 pandemic and three meetings were conducted in-person. The Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. During the year ended December 31, 2022, each of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which the director served during the portion of the last fiscal year for which they were a director or committee member.

Below is a description of each committee of the Board. Each of the committees has authority to engage and determine the compensation for legal counsel or other experts or consultants, as it deems appropriate, to assist with fulfilling its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq and SEC rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgement with regard to Geron.

Audit Committee

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The Audit Committee held seven meetings for the year ended December 31, 2022, of which six were conducted by videoconference due to the COVID-19 pandemic and one was conducted in-person. The Audit Committee’s responsibilities include:

•
appointing or terminating, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm;

•
pre-approving audit and permissible non-audit services and the terms of such services to be provided by our independent registered public accounting firm;
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reviewing the plan and scope of the annual audit of consolidated financial statements with the independent registered public accounting firm and members of management;
•
reviewing and discussing with management and/or the independent registered public accounting firm, prior to public disclosure, our annual and quarterly consolidated financial statements and related disclosures in our Forms 10-K, Forms 10-Q, and earnings press releases, including critical accounting policies and practices used by us and information contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;
•
recommending to the Board, based upon the Audit Committee’s review and discussions with management and the independent registered public accounting firm, whether our audited consolidated financial statements shall be included in our Annual Report on Form 10-K;
•
monitoring our internal control over financial reporting and disclosure controls and procedures and any significant changes in our internal controls, including reviewing management’s assessment and disclosures related to any significant changes, material weaknesses or significant deficiencies;
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overseeing compliance with legal and regulatory requirements as they relate to our consolidated financial statements and accounting matters, including our insider trading compliance program;
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establishing policies and procedures for the receipt and retention of whistleblower complaints and concerns and overall compliance with our Code of Conduct;
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preparing the audit committee report required by the SEC to be included in our annual proxy statement;
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reviewing and approving or ratifying any related party transactions;
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overseeing financial and operational risk exposures and the actions management has taken to limit, monitor and control such exposures; and
•
reviewing risks relating to data privacy, technology and information security, including cyber-security, and back-up of information systems.

For the year ended December 31, 2022, the Audit Committee members were Ms. Eastham, Ms. O’Farrell and Dr. Lawlis, and commencing on November 8, 2022, Mr. McDonald. The Board has determined that all of the members of the Audit Committee are financially literate and that two members of the Audit Committee, Ms. Eastham and Ms. O’Farrell, have accounting and financial management expertise that qualifies each as an “Audit Committee Financial Expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. Effective February 16, 2022, the role of chairperson of the Audit Committee transferred from Ms. Eastham to Ms. O’Farrell. See more information about the Audit Committee in the section entitled “Audit Committee Report.”

Compensation Committee

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Compensation Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The charter of the Compensation Committee allows it to delegate responsibilities to a subcommittee of the Compensation Committee, but only to the extent consistent with our certificate of incorporation, Bylaws and Nasdaq rules. The Compensation Committee held three meetings for the year ended December 31, 2022, two of which were conducted by videoconference due to the COVID-19 pandemic, and one of which was conducted in-person. The Compensation Committee’s responsibilities include:

•
establishing and overseeing our executive compensation philosophy and strategy;
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reviewing and approving the terms of any employment agreements, severance arrangements, change in control protections and other compensatory arrangements for our executive management team, including our Chief Executive Officer;
•
annually reviewing and recommending to the Board corporate goals and objectives relevant to the compensation of our executive management team, including our Chief Executive Officer;

•
reviewing and approving, or making recommendations to the Board with respect to, the compensation of our executive management team, including our Chief Executive Officer, based upon an annual evaluation of each individual’s performance;
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overseeing and administering our cash and equity incentive plans, including establishing policies and procedures for the grant of equity-based awards and approving, or making recommendation to the full Board with respect to, the grant of such equity-based awards;
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appointing, compensating and overseeing the work of any compensation and benefits consultants, legal counsel or other experts or advisors retained by the Compensation Committee, including an independence assessment as outlined by Nasdaq rules;
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when and as required by applicable rules and regulations, reviewing and discussing with management our compensation discussion and analysis disclosure to be included in our annual proxy statement;
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reviewing and making recommendations to our Board regarding non-employee director compensation and benefits;
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reviewing and assessing the potential impact of our compensation practices on enterprise risk; and
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reviewing our strategies, initiatives and programs with respect to our culture, talent recruitment, development, and retention, employee engagement, and diversity and inclusion.

For information on the Compensation Committee’s processes and procedures on the consideration and determination of executive compensation, see the section entitled “Executive Compensation.” For information on the Compensation Committee’s processes and procedures with respect to non-employee director compensation matters, see the section entitled “Compensation of Directors.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Nominating and Corporate Governance Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/. The Nominating and Corporate Governance Committee held three meetings for the year ended December 31, 2022, two of which were conducted by videoconference due to the COVID-19 pandemic, and one of which was conducted in-person. The Nominating and Corporate Governance Committee’s responsibilities include:

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developing, reviewing and recommending to the Board a set of corporate governance guidelines and principles;
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creating and recommending to the Board criteria for Board and committee membership;
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establishing procedures for identifying and evaluating individuals qualified to become members of the Board, including candidates who self-identify their gender as female and candidates from underrepresented communities and nominees recommended by stockholders;
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recommending to the Board the persons to be nominated for election or re-election as directors;
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recommending to the Board whether to accept or reject a director resignation, or take other action, where a director fails to receive a majority vote as specified under our corporate governance guidelines;
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reviewing and recommending to the Board the functions, duties and compositions of the Board committees;
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considering and reporting to the Board any questions of possible conflicts of interest of Board members; and
•
assessing the performance of the Board, the Board committees and individual directors.

Specific qualifications and the process for recommending director candidates are provided in more detail under the sub-sections entitled “Other Matters – Director Nominees Recommended by Stockholders” and “Other Matters – Director Qualifications.”

Drs. Molineaux and Lawlis, and Ms. Bir served on the Nominating and Corporate Governance Committee for the year ended December 31, 2022.

Board’s Role in Risk Oversight

Geron is subject to a variety of risks, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Some risks may be readily perceived and even quantified, while others are unexpected or unforeseeable. Risks can be external or can arise as a result of our internal business or financial activities. Our Board, as a whole, is responsible for broad oversight of all existing and emerging enterprise risk (over the short-, mid- and long-term) and of management’s development and execution of mitigation strategies designed to address those risks. In this capacity, our Board has designated committees to assist in its oversight of particular key risks as described below. Oversight of additional matters of potential risk not delegated remain the responsibility of the full Board.

While the Board and its committees oversee risk management, the Company’s senior management is responsible for identifying, assessing and mitigating risk on a day-to-day basis. Each committee of our Board meets regularly with key management personnel and, as desired by the applicable committee, outside advisors (including outside counsel, consultants and experts) to oversee risks associated with their respective principal areas of focus. In turn, each committee reports to the Board regularly, fostering awareness and communication of significant matters among all directors, and promoting a coordinated and cohesive approach to enterprise risk oversight. It is management’s responsibility to identify various risks facing the Company, bring the Board’s attention to material risks, and implement appropriate risk management policies and procedures to manage risk exposure on a day-to-day basis.

Specific risks being overseen by Board committees are as follows:

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The Audit Committee oversees management of financial risks. In addition to fulfilling its responsibilities for the oversight of our financial reporting processes and annual audit of Geron’s consolidated financial statements, the Audit Committee also reviews with the Company’s independent registered public accounting firm and the Company’s management the adequacy and effectiveness of our policies and procedures to assess, monitor and manage fraud risk and our ethical compliance program. The Audit Committee takes appropriate actions to set the best practices and highest standards for quality financial reporting, sound business risk practices, including practices related to cyber-security, and ethical behavior.
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The Compensation Committee is responsible for overseeing the management of risks relating to our employment policies and executive compensation plans and arrangements. In connection with structuring the executive compensation program, the Compensation Committee, together with the Board, considers whether the elements of such program, individually or in the aggregate, encourage our executive management team to take unnecessary risks. For further information, see the sub-section entitled “Risk Assessment of Compensation Policies and Practices.”
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The Nominating and Corporate Governance Committee manages Geron’s corporate governance practices. The Nominating and Corporate Governance Committee also reviews risks associated with the independence of the Board, potential conflicts of interest and risks relating to management and Board succession planning. In addition, the Board delegated to the Nominating and Corporate Governance Committee the responsibility for overseeing the management of risks associated with the COVID-19 pandemic.

Risk Assessment of Compensation Policies and Practices

The Compensation Committee maintains a pay for performance compensation philosophy, but also recognizes that providing certain types of compensation incentives may inadvertently motivate individuals to act in ways that could be detrimental to the Company in order to maximize individual compensation. To minimize such risk, the Compensation Committee annually evaluates our compensation philosophy generally as it relates to all employees, as well as individual compensation elements of base salary, annual performance-based bonuses, equity awards, severance and change in control benefits and other benefits to ensure each is evaluated against appropriate standards and that such incentives provide for the achievement of target goals that are balanced between short-term rewards and long-term enhancement of stockholder value.

The Compensation Committee believes the following elements of our executive compensation program mitigate the risks associated with our compensation practices:

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setting annual base salaries consistent with the responsibilities of our executive management team and market comparables to ensure that our executive management team is not motivated to take excessive risks to achieve a reasonable level of financial security;
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establishing corporate goals for our annual performance-based bonus program that are consistent with our annual operating and strategic plans and are designed to achieve a proper risk/reward balance without excessive risk taking;
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requiring any member of the executive management team to forfeit his or her entire annual performance-based bonus if we determine that such individual has engaged in any misconduct intended to affect the payment of his or her annual performance-based bonus, or has otherwise engaged in any act or omission that would constitute cause for termination of his or her employment, as defined by his or her employment agreement;
•
having a mix of fixed and variable, annual and long-term and cash and equity compensation elements to encourage strategies and actions that balance short-term and long-term best interests;
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granting stock option awards which provide value only if the market price of our Common Stock increases to encourage our executive management team to take a long-term view of our business and performance-based stock option awards that only vest upon the attainment of specific strategic milestones;
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absence of employment agreements or contracts that contain multi-year guarantees of salary increases, or non-performance-based bonuses or equity compensation;
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emphasizing pay equity amongst our employees and with reference to external comparators; and
•
having available, to the Compensation Committee and the Board, the discretion to measure and calculate achievement of corporate goals and other corporate performance measures, which prevents the compensation program from being susceptible to manipulation by a single employee.

The Compensation Committee has reviewed our compensation policies and practices as they relate to all employees and has determined that such policies and practices do not present any risks that are reasonably likely to have a material adverse effect on Geron, and instead, encourage behaviors that support sustainable value generation. In addition, the Compensation Committee has reviewed and evaluated our executive compensation program and believes that our executive compensation policies and practices do not encourage inappropriate actions or risk taking by our executive management team.

OTHER CORPORATE GOVERNANCE MATTERS

ESG Highlights

We believe that environmental sustainability, social responsibility and good corporate governance (“ESG”) are important to our business. Our ESG efforts are shaped by our values and aim to make a positive impact in the world through our people and imetelstat, our sole product candidate. As we move forward, we will continue to focus on our impact beyond product development and potential commercialization, to support our communities and meet our responsibilities to society as a whole.

Commitment to Purpose. The foundation of our business efforts is to provide improved treatment for patients with hematologic malignancies. Currently, we are working tirelessly to develop a safe and effective cancer treatment for patients with lower risk MDS and Intermediate-2 or High-Risk myelofibrosis who have relapsed after or are refractory to treatment with a janus associate kinase inhibitor, or JAK inhibitor, or relapsed/refractory MF. As part of our commitment to this important goal in 2022, we became a National Level sponsor of the MDS Foundation “Walk for MDS” events held in five cities as live walks and one virtual global walk. Several of our employees participated in person in New York City, and our medical affairs team participated at the event in Chicago. Others joined the virtual event, walking locally to raise money and awareness. Our goal to improve the lives of cancer patients is the reason why we do what we do, and we are committed to transforming patients’ lives through our activities.

Environmental Sustainability. We endeavor to conduct our business in an environmentally sound manner. Although we do not operate any manufacturing facilities, our San Francisco Bay Area headquarters are located in a multi-tenant building that is energy efficient, and our office suites are environmentally friendly in their use of electricity, water and power. In response to the COVID-19 pandemic, we made travel to our San Francisco Bay Area and northern New Jersey offices voluntary, and provided equipment and access tools to ensure our employees could be productive, as well as a monthly stipend to cover expenses related to working from home. Our increased use of technology has enabled our employees to lessen the need to print and distribute paper documents, reducing the environmental impact of our business, and the results of our safety measures have resulted in far fewer employees driving to the office, thus taking cars off the road and reducing greenhouse gases. We have established a Commuter Benefit Program to encourage our employees to use public transit by enabling employees to use pre-tax dollars to pay for public transit costs.

Human Capital Management and Employee Engagement. We engage with our employees to enable them to reach their fullest potential as leaders in our community. To that end, we designed and implemented a Leadership Training and Development Program to enhance our employees’ teamwork and leadership skills and are also investing in the professional development of our employees through a continued learning reimbursement program designed to encourage employees to pursue personal and professional development opportunities to enhance their professional skills. We encourage our employees to be active and engaged community citizens by allowing them one paid day off per year to volunteer for a non-profit organization or charity of their choice. In January 2022, we supported the health and welfare of our employees by offering a wellness reimbursement program to promote employee physical, emotional, and financial well-being through the reimbursement of eligible wellness expenses. In January 2023, we enhanced our commitment to supporting employee health and well-being by offering an expanded mental health benefit where employees can manage their mental and physical health through a wide range of covered services. In addition, we engage with our employees by surveying them on topics of interest, and transparently share the full results of surveys with employees and our executive management team. We aim to take action in areas that are identified in surveys as important to our employees.

Diversity, Inclusion and Corporate Culture. We value workplace diversity, including diversity of personal background, perspective, experience and other characteristics, such as gender, gender identity, ethnicity, sexual orientation, age, and underrepresented communities. As of December 31, 2022, we had 105 full‑time employees and two part-time employees. Seventeen of our employees hold Ph.D. degrees and 41 hold other advanced degrees, and as of December 31, 2022, approximately 67% of our Company’s managerial roles were held by women. Our corporate values are authenticity, accountability, excellence, integrity and respect, and we are committed to building a corporate culture that enforces these values. Since 2021, we have utilized a peer-centric employee recognition program to empower employees to champion our workplace culture and values, and promote direct praise to peers.

Corporate Governance Practices. We are committed to exercising good corporate governance and frequently review our practices. We believe that good corporate governance promotes the long-term interests of our stockholders and strengthens our Board and management accountability. Highlights of our corporate governance practices include the following:

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Stockholder Rights and Accountability
o
Our directors are elected using plurality voting, with a director resignation policy in the cases of contested elections.
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Board Independence
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All current directors and nominees for director are independent, other than our Chairman and CEO, Dr. Scarlett.
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Our Audit Committee meets regularly, including meeting with the independent registered public accounting firm serving as our independent auditors, outside the presence of our executive management team.
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100% of our Board committee members are independent.
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Our Lead Independent Director has clearly delineated duties and authority.
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Our Board and committees may engage outside advisors independently of management.

•
Board Practices
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Members of the Board and each Board committee annually perform anonymous self-evaluations which are reviewed by the Nominating and Corporate Governance Committee.
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Our full Board and individual Board committees provide risk oversight.
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Our Board annually approves annual corporate budget spend, as well as reviews and approves individual purchases over a specified dollar threshold.
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Insider Trading Compliance
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Our insider trading policy prohibits short sales, transactions in put or call options, hedging transactions, or other inherently speculative transactions in our stock or engaging in margin activities.
•
Robust Compensation-Setting Process
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Independent compensation consultant reports directly to the Compensation Committee.
o
Employment agreements for each member of our executive management team, including our Named Executive Officers, contain clawback provisions.

Code of Conduct

In December 2022, we adopted an updated Code of Conduct to, among other things, reflect current industry and public company best practices and enhance and expand on guiding principles and policies, including expanding provisions related to (i) compliance with health care laws and regulations, (ii) product quality, pharmacovigilance and regulatory compliance, and (iii) privacy and information security policies. Our updated Code of Conduct is available in its entirety on the Corporate Governance page in the Investors & Media section of our website at www.geron.com and to any stockholder otherwise requesting a copy. All our directors, employees and members of our executive management team, including our Chief Executive Officer and Chief Financial Officer, are required to adhere to the Code of Conduct in discharging their work-related responsibilities. Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of the Code of Conduct. Amendments to the Code of Conduct, and any waivers from the Code of Conduct granted to our directors or members of our executive management team, will be made available through our website as they are adopted. Accordingly, we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Conduct by posting such information on our website at www.geron.com.

Whistleblower Policy

In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by us regarding accounting, internal accounting controls, auditing matters, questionable financial practices or violations of our Code of Conduct (“complaints”). Contact information for an external hotline that is maintained by an independent third party has been distributed to all employees and consultants to allow for the confidential, anonymous submission of complaints by our employees and consultants. Any complaints received by this hotline are reviewed by the Audit Committee and our Chief Legal Officer.

Prohibitions on Derivative, Hedging, Monetization and Other Transactions

We maintain an insider trading compliance program that applies to all directors and employees, including members of our executive management team, and certain consultants and contractors, which prohibits certain transactions in our Common Stock, including short sales, puts, calls or other transactions involving derivative securities on an exchange or in any other organized market, hedging or monetization transactions, purchases of our Common Stock on margin or borrowing against an account in which our Common Stock is held, or pledging our Common Stock as collateral for a loan. Our Audit Committee oversees compliance with our insider trading compliance program, including approval of any material updates to the insider trading compliance program. Our Chief Legal Officer serves as our insider trading compliance officer and reports, at least once annually, to the Audit Committee on his monitoring of the insider trading compliance program. In addition, the Audit Committee meets with the insider trading compliance officer outside of the presence of any other member of the executive management team. A copy of our insider trading compliance policy is available on our website at https://ir.geron.com/investors/corporate-governance/.

Communications with the Board

Stockholders wishing to communicate with the Board, or with a specific Board member, may do so by writing to the Board, or to the individual Board member, and delivering the communication in person or mailing it to: Board of Directors, c/o Stephen N. Rosenfield, Corporate Secretary, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. All mail addressed in this manner will be delivered to the Chair of the Board or Chairs of the Board committees with responsibilities touching most closely on the matters addressed in the communication. From time to time, the Board may change the process by which stockholders may communicate with the Board or its members. Please refer to our website for any changes to this process.

COMPENSATION OF DIRECTORS

The Compensation Committee determines non-employee director compensation, which the full Board reviews and approves upon recommendation from the Compensation Committee. When considering non-employee director compensation decisions, the Compensation Committee believes it is important to be informed as to current compensation practices of comparable publicly-held companies in the life sciences industry, especially to understand the demand and competitiveness for attracting and retaining an individual with each of the non-employee director’s specific expertise and experience. Our compensation arrangements for non-employee directors are set forth in our Non-Employee Director Compensation Policy (the “Director Compensation Policy”). The Director Compensation Policy outlines cash and equity compensation automatically payable to non-employee directors of the Board unless such non-employee director declines receipt of such cash or equity compensation by written notice to us. Historically, the Compensation Committee has reviewed our non-employee director compensation relative to industry practices every other year.

In January 2022, the Compensation Committee requested Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), to serve as the independent compensation consultant engaged by the Compensation Committee and conduct a review of non-employee director compensation in comparison to our 2021 peer group. Based on this review, and guidance from Radford, in the first quarter of 2022, the Board revised the equity compensation components of the Director Compensation Policy as described below. For further discussion of the defined peer group recommended by Radford, see the section entitled “Executive Compensation.”

Cash Compensation

The following table describes the annual cash compensation applicable to each role performed by non-employee directors as outlined in the Director Compensation Policy in effect for the year ended December 31, 2022 (“2022 fiscal year”):

Non-Employee Director Role	Base Retainer	Additional Retainer
Board member	$42,500	N/A
Chairman of the Board	N/A	$35,000
Lead Independent Director	N/A	$25,000
Audit Committee Chair(1)	N/A	$25,000
Compensation Committee Chair(1)	N/A	$15,000
Nominating and Corporate Governance Committee Chair(1)	N/A	$10,000
Audit Committee member	N/A	$12,500
Compensation Committee member	N/A	$7,500
Nominating and Corporate Governance Committee member	N/A	$5,000

(1) Committee Chair does not also receive additional Committee member compensation.

Under the Director Compensation Policy, annual non-employee director cash compensation is paid quarterly in arrears in cash, or, at each director’s election, in fully vested shares of our Common Stock. In 2022, such Common Stock was issued under the Directors’ Market Value Stock Purchase Plan (the “Directors Market Value Plan”), which the Board adopted in October 2018, based on the “market value” on the purchase date (which generally means the consolidated closing bid price per share of our Common Stock as reported by Nasdaq on the purchase date).

Additionally, under the Director Compensation Policy, non-employee directors are eligible to receive equity grants, as more fully described below under the sub-section entitled “Equity Compensation.” Non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

Director Compensation Table

The following table provides compensation information for the 2022 fiscal year, for each non-employee director of the Board who served in such capacity during the 2022 fiscal year. Dr. Scarlett does not receive any compensation for his Board service.

Non-Employee Director	Fees Earned or Paid in Cash ($) (1)		Option Awards ($)(2)	Total ($)
Bir, Dawn	47,500		125,200	172,700
Eastham, Karin	89,097		125,200	214,297
Lawlis, V. Bryan	67,500		125,200	192,700
McDonald, John (3)	15,197		375,880	391,077
Molineaux, Susan	52,500		125,200	177,700
O'Farrell, Elizabeth	65,903		125,200	191,103
Spiegel, Robert	57,498	(4)	125,200	182,698

(1) Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the sub-section above entitled “Cash Compensation.”

(2) Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted to our non-employee directors during the 2022 fiscal year, as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the 2022 fiscal year regarding assumptions underlying the valuation of stock option awards and the calculation method. For information regarding the aggregate number of stock option awards held by the non-employee directors of the Board as of December 31, 2022, see the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors.”

(3) John McDonald was appointed to the Board in September 2022 and the amount in the Fees Earned or Paid in Cash column reflect compensation paid to Mr. McDonald, prorated for his partial year of service.

(4) Includes fees paid in stock in lieu of cash through the issuance of an aggregate 15,962 shares of Common Stock under the Directors Market Value Plan.

Equity Compensation

Terms of Awards

Pursuant to the Director Compensation Policy, each individual who first becomes a non-employee director receives an initial stock option grant and thereafter each non-employee director is eligible to receive stock option grants on an annual basis and such stock options are currently granted pursuant to our 2018 Equity Incentive Plan. In the first quarter of 2022, the Board approved the following changes to the Director Compensation Policy: (a) increase the size of the Initial Grant from 120,000 shares to 200,000 shares of Common Stock, and (b) increase the size of the Annual Grant from 83,000 shares to 125,000 shares of Common Stock. The following describes the equity compensation arrangements as outlined in the Director Compensation Policy in effect for the 2022 fiscal year:

•
Initial Grant. Each individual who first becomes a non-employee director, whether by election by Geron’s stockholders or by appointment by the Board to fill a vacancy, automatically will be granted an option to purchase shares of Common Stock on the date such individual first becomes a non-employee director (the “Initial Grant”), which such Initial Grant covers 200,000 shares of Common Stock. The Initial Grant vests annually over three years upon each anniversary of the date of appointment to the Board, subject to the non-employee director’s continuous service through each applicable vesting date.

•
Annual Grant. On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an Initial Grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting automatically will be granted an option to purchase shares of our Common Stock (the “Annual Grant”) which Annual Grant covers 125,000 shares of Common Stock. The Annual Grant vests in full on the earlier of (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the non-employee director’s continuous service through such applicable vesting date.
•
Exercise Price and Term of Options. The exercise price of all stock options granted under our 2018 Equity Incentive Plan is equal to the fair market value of a share of our Common Stock as determined under our 2018 Equity Incentive Plan. Stock options granted under our 2018 Equity Incentive Plan have a term of ten years from the date of grant, unless terminated earlier.
•
Exercise Period Post-Termination. The stock options granted to non-employee directors pursuant to our 2018 Equity Incentive Plan remain exercisable until the earlier of the original expiration date of the stock option or 36 months following the optionee’s termination of service as our non-employee director.

Under the Directors Market Value Plan, to the extent permitted by the Director Compensation Policy, the cash compensation payable to a non-employee director, who has properly and timely elected to receive such cash compensation instead in the form of shares of our Common Stock, will be used to purchase shares of Common Stock from Geron under the Directors Market Value Plan on the date that such cash compensation is payable to the non-employee director under the Director Compensation Policy.

Effect of Certain Corporate and Termination Events

As set forth in each stock option agreement under our 2018 Equity Incentive Plan, the vesting for each Initial Grant and Annual Grant will accelerate in full in the event of a Change in Control of Geron (as defined in our 2018 Equity Incentive Plan and described below under the sub-section entitled “Severance and Change in Control Benefits”). In addition, in the event a non-employee director experiences a termination of service as a result of such director’s total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”)) or death, the portion of each outstanding stock option held by such director that would have vested during the 36 months after the date of such director’s termination of service, will automatically vest.

Stock Option Grants to Non-Employee Directors in 2022

The table below sets forth the following information with respect to our non-employee directors (seven persons) for the 2022 fiscal year: (i) stock options granted under our 2018 Equity Incentive Plan; and (ii) the grant date fair value of stock options granted.

Non-Employee Director	Grant Date	Option Awards Granted During 2022 (#)	Grant Date Fair Value of Option Awards Granted During 2022 ($)(1)
Bir, Dawn	5/10/22	125,000(2)	$125,200
Eastham, Karin	5/10/22	125,000(2)	$125,200
Lawlis, V. Bryan	5/10/22	125,000(2)	$125,200
McDonald, John	9/7/22	200,000(3)	$375,880
Molineaux, Susan	5/10/22	125,000(2)	$125,200
O'Farrell, Elizabeth	5/10/22	125,000(2)	$125,200
Spiegel, Robert	5/10/22	125,000(2)	$125,200

(1) Amounts do not reflect dollar amounts actually received by our non-employee directors and instead, in accordance with SEC rules, represent the grant date fair value of each stock option granted in the 2022 fiscal year calculated in accordance with FASB ASC Topic 718. Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2) Stock options vest on the earlier of: (i) the date of the next annual meeting or (ii) the first anniversary of the date of grant of such stock option, subject to the non-employee director’s continuous service to the Company through such applicable vesting date.

(3) In connection with his appointment to the Board in September 2022, John McDonald was granted an Initial Grant of 200,000 shares of Common Stock in accordance with our Director Compensation Policy. Such stock option vests annually over three years from the date of Mr. McDonald's appointment to the Board, subject to his continued service to Geron.

Outstanding Equity Awards at Fiscal Year-End for Non-Employee Directors

The following table sets forth stock options outstanding for each non-employee director included in the Director Compensation Table above as of December 31, 2022.

Non-Employee Director	Option Awards Outstanding as of December 31, 2022
Bir, Dawn	481,000
Eastham, Karin	636,000
Lawlis, V. Bryan	636,000
McDonald, John	200,000
Molineaux, Susan	636,000
O'Farrell, Elizabeth	481,000
Spiegel, Robert	566,000

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR

RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board has determined that it is in the Company’s best interests and in the best interests of our stockholders to amend our Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock from 675,000,000 shares to 1,350,000,000 shares. In March 2023, the Board adopted resolutions approving the proposed amendment to our Restated Certificate of Incorporation, in substantially the form of Appendix A hereto. At that time, the Board determined the proposed amendment and increase of the Common Stock to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment and increase of the Common Stock for approval by our stockholders.

If stockholders approve this proposal, we expect to file the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our Common Stock as soon as practicable following stockholder approval. In this regard, upon filing of the amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, Section A of Article IV of the Restated Certificate of Incorporation would be amended as follows, with the proposed additions double-underlined and proposed deletions stricken through:

“(A) Class of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is ~~Six Hundred and Seventy-Eight Million (678,000,000)~~ One Billion Three Hundred and Fifty-Three Million (1,353,000,000) shares. ~~Six Hundred and Seventy-Five Million (675,000,000)~~ One Billion Three Hundred and Fifty Million (1,350,000,000) shares shall be Common Stock, par value $0.001 per share, and Three Million (3,000,000) shares shall be Preferred Stock, par value $0.001 per share.”

Of the 675,000,000 shares of our Common Stock currently authorized for issuance, as of the close of business on March 1, 2023, there were 508,684,887 shares of Common Stock issued and outstanding, which does not include the following:

•
72,876,186 shares of our Common Stock issuable upon the exercise of options outstanding, having a weighted-average exercise price of $2.07 per share;
•
51,430,477 shares of our Common Stock issuable upon the exercise of an outstanding pre-funded warrants with an exercise price of $0.001 per share;
•
34,841,171 shares of our Common Stock issuable upon the exercise of outstanding warrants with a weighted average exercise price of $1.42 per share; and
•
an aggregate of 7,097,278 shares of our Common Stock reserved for future issuance under our 2014 Employee Stock Purchase Plan, our 2018 Equity Incentive Plan, or the 2018 Plan (not including the 43,360,000 new shares available for grant requested as part of Proposal 3), the Directors Market Value Plan, and our 2018 Inducement Award Plan.

Given our currently issued and outstanding shares and shares reserved for future issuance, we effectively have no available unissued and unreserved authorized shares to meet the needs of our business. Accordingly, if we are unable to obtain approval of this Proposal 2, our business, our prospects and the future of imetelstat could be severely and irreparably harmed.

The proposed amendment to our Restated Certificate of Incorporation would increase the number of shares of Common Stock that we are authorized to issue from 675,000,000 shares of Common Stock to 1,350,000,000 shares of Common Stock, representing an increase of 675,000,000 shares of authorized Common Stock, with a corresponding increase in the total authorized capital stock, which includes Common Stock and Preferred Stock, from 678,000,000 shares to 1,353,000,000 shares.

Reasons for the Increase in Authorized Shares

Over the past several years, our authorized Common Stock has allowed us the flexibility to pursue a number of financing transactions that were key to support advancement of the imetelstat program, while at the same time enabling us to continue to provide the employee equity incentives that we deem necessary to attract and retain key employees. Unless stockholders approve this proposal, we will effectively not have any unissued and unreserved authorized shares of Common Stock to support the growth needed to obtain regulatory approval and conduct the activities necessary to potentially commercialize imetelstat by engaging in similar financing transactions in the future, as well as to respond to compensatory needs by implementing new or revised equity compensation plans or arrangements, all of which could severely and irreparably harm our business, our prospects and the future of imetelstat.

Geron is pursuing therapies with the potential to extend and enrich the lives of patients living with hematologic malignancies. Our investigational first-in-class telomerase inhibitor, imetelstat, harnesses Nobel Prize winning science in a treatment that may alter the underlying course of these diseases. Our lead indication for imetelstat is in lower risk MDS. In January 2023, we reported positive top-line results from our IMerge Phase 3 clinical trial. The trial met its primary endpoint of 8-week transfusion independence rate and a key secondary endpoint of 24-week transfusion independence rate, demonstrating highly statistically significant (i.e., P<0.001 for both) and clinically meaningful benefits in imetelstat versus placebo. Furthermore, statistically significant and clinically meaningful efficacy results were observed in the trial across key subtypes, including patients who were ringed sideroblast positive, or RS positive, and ringed sideroblast negative, or RS negative; patients with high and very high baseline transfusion burden; and patients classified as Low or Intermediate-1 risk according to the International Prognostic Scoring System, or IPSS.

Based on the positive top-line data from IMerge Phase 3 and the prior IMerge Phase 2, we plan to submit a New Drug Application, or NDA, to the Food and Drug Administration, or the FDA, in the United States, or U.S., in mid-2023 and a marketing authorization application, or MAA, in Europe in the second half of 2023 for the use of imetelstat in adult patients with lower risk MDS. If the NDA is accepted for filing and imetelstat is approved for commercialization by the FDA within the timelines we expect, we anticipate commercial launch of imetelstat in lower risk MDS in the U.S. could occur in the first half of 2024. In Europe, we anticipate review of the planned MAA, if validated by the European Medicines Agency, or EMA, could take approximately 14 months and, if approved, we anticipate that the commercial launch of imetelstat in lower risk MDS in Europe could occur by the end of 2024.

In addition to lower risk MDS, we are developing imetelstat for the treatment of several myeloid hematologic malignancies with the following ongoing clinical trials:

•
IMpactMF, a Phase 3 clinical trial in relapsed/refractory MF with overall survival, or OS, as the primary endpoint, that currently is enrolling patients. Based on our planning assumptions for enrollment and event (death) rates in the trial, we expect the interim analysis for OS in IMpactMF may occur in 2024, and the final analysis may occur in 2025. Because these analyses are event-driven and it is uncertain whether actual rates for enrollment and events will reflect current planning assumptions, the results may be available at different times than currently expected.
•
IMproveMF, a Phase 1 combination clinical trial in first-line Intermediate-1, Intermediate-2 or High-Risk myelofibrosis, or frontline MF, that currently is enrolling patients and the first patient was dosed in April 2021; and
•
IMpress, an investigator-led Phase 2 clinical trial in Intermediate-2 or High-Risk myelodysplastic syndromes, or higher risk MDS, and acute myeloid leukemia, or AML, with the initial clinical site planned to open in 2023.

Based on our current operating plan and our expectations regarding the timing of the submission and potential acceptance and approval of our planned NDA by the FDA for imetelstat in lower risk MDS and the potential commercialization in the U.S. for the use of imetelstat in adult patients with lower risk MDS, we believe that our existing cash, cash equivalents, restricted cash and current and noncurrent marketable securities, including the net cash proceeds from the recently closed underwritten public offering in January 2023 and the proceeds from the exercise of warrants received in the January and February 2023, will be sufficient to fund our projected operating requirements through the end of the third quarter of 2025, which includes potential U.S. commercial launch of imetelstat in lower risk MDS in the first half of 2024. In the absence of potential proceeds from exercises of currently outstanding warrants and potential drawdowns under the term loan facility, or Loan Agreement, with Hercules Capital Inc. and Silicon Valley Bank, or SVB, we will require substantial additional funding to further advance the imetelstat program, including through the completion of IMpactMF, IMproveMF and the investigator-led trial IMpress, as well as conducting the clinical, regulatory and potential commercialization activities necessary to potentially bring imetelstat to market in relapsed/refractory MF and any other future indications, and our need for additional funds may arise sooner than planned. We cannot predict with any certainty whether and to what extent the outstanding warrants will be exercised for cash, or the timing or availability of additional funds under the Loan Agreement, if at all, particularly given the recent closure of SVB by banking regulators.

To date, we have not derived any revenue from sales of any products. Our operations to date have been limited to organizing and staffing our company, acquiring, developing and securing our technology, undertaking non-clinical studies and clinical trials of our sole product candidate, imetelstat, and past product candidates that we have subsequently discontinued, and engaging in research and development under collaboration agreements. Since our inception, we primarily have financed our operations through the sale of equity securities, interest income on our marketable securities and payments we received under our collaborative and licensing arrangements. We have no committed sources of capital. Until we can generate sufficient product revenues, if ever, we expect to finance future cash needs through public or private equity or equity-linked offerings, debt financings or collaboration and licensing arrangements (which arrangements can also involve the possibility of an equity investment).

As of the date of this proxy statement, the Board has no definitive plans, arrangements or understandings to issue any of the additional shares of Common Stock that would be available as a result of the approval of this Proposal 2, other than pursuant to our various employee and director equity plans, including in connection with the proposed increase in the number of shares of Common Stock issuable under the 2018 Plan, assuming Proposal 3 is approved by our stockholders, and pursuant to our At Market Issuance Sales Agreement, or the Sales Agreement, with B. Riley Securities, Inc., under which we may elect to issue and sell shares of our Common Stock having an aggregate offering price of up to approximately $83 million as of the date of this proxy statement (assuming we regain sufficient unissued and unserved shares of Common Stock to effect further sales under the Sales Agreement, including as a result of the potential approval of this Proposal 2 by our stockholders). Our Board believes it is necessary to have additional shares available to provide further flexibility to promptly and appropriately use our Common Stock for business and financial purposes in the future, as well as to have sufficient shares available to provide appropriate equity incentives for current and future employees and other eligible service providers, as discussed in more detail in Proposal 3. The additional shares of Common Stock, if approved, may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors, consultants and/or advisors; establishing licensing arrangements with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes.

If the Board determines that raising additional capital through issuing the additional shares of Common Stock is desirable, we want to be able to act quickly if market conditions are favorable. Given the lack of unissued and unserved shares of our Common Stock available for issuance, we may not be able to raise future capital, including pursuant to the Sales Agreement, without first obtaining stockholder approval for an increase in the number of authorized shares of Common Stock. The cost, prior notice requirements and delay involved in obtaining stockholder approval at the time that corporate action may be necessary or desirable could eliminate our ability to opportunistically capitalize on market windows. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified management, clinical and commercial personnel, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee deems appropriate, including in connection with any approval of Proposal 3 by our stockholders, could adversely impact our ability to achieve these goals. In this regard, because of the lack of sufficient unissued and unserved shares of Common Stock, even if Proposal 3 is approved by our stockholders, the increase in the shares available for grant under the 2018 Plan, or the share reserve increase, will not become effective until the effectiveness of an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock in at least an amount sufficient to cover the share reserve increase. Accordingly, even if Proposal 3 is approved by our stockholders, if our stockholders do not also approve this Proposal 2, then we would again need to seek the approval of our stockholders to amend the Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock and only after such approval is obtained and the related amendment to the Restated Certificate of Incorporation is effective would the share reserve increase become effective. We may be unable to do so in a timely matter or at all, in which case, even if Proposal 3 is approved by our stockholders, the effectiveness of the share reserve increase would be substantially delayed or precluded altogether, which would substantially impair our ability to continue to attract and retain the highly trained and experienced individuals who are critical to our success. In summary, if stockholders do not approve this proposal, we may not be able to access the capital markets; continue to conduct the research and development and clinical, regulatory and commercial activities necessary to bring imetelstat to market; enter into licensing arrangements; attract, retain and motivate employees, officers, directors, consultants and/or advisors; and pursue other business opportunities that are integral and critical to our growth and success, all of which could severely harm our business, our prospects and the future of imetelstat.

Effects of the Increase in Authorized Shares

The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the current outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of the Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The additional shares of Common Stock authorized by the approval of this proposal could be issued by the Board without further vote of our stockholders except as may be required in particular cases by our Restated Certificate of Incorporation, applicable law, regulatory agencies or Nasdaq rules. Under our Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe to additional securities that may be issued by us, which means that current stockholders do not have a prior right thereunder to purchase any new issue of Common Stock in order to maintain their proportionate ownership interests in the Company.

The increase in our authorized shares of Common Stock could also have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Although this proposal to approve the amendment of our Restated Certificate of Incorporation to increase the total number of authorized shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), and the Board does not intend or view the proposed increase in the number of authorized shares of our Common Stock as an anti-takeover measure, stockholders should nevertheless be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in control, including transactions in which our stockholders might otherwise receive a premium for their shares over then-current market prices.

Vote Required

The affirmative vote of the holders of a majority of outstanding shares of Common Stock will be required to approve this proposal. Abstentions will have the same effect as a vote against this proposal. Since we have been advised by NYSE that this proposal is considered “routine” under NYSE rules, we do not expect broker non-votes to exist in connection with this proposal.

The Board of Directors Unanimously Recommends That

Stockholders Vote FOR Proposal 2

PROPOSAL 3

APPROVAL OF AMENDMENTS TO OUR 2018 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve amendments to our 2018 Equity Incentive Plan, as amended (the “2018 Plan”) at the Annual Meeting to, among other items:

(i) increase the number of shares issuable under the 2018 Plan by 43,360,000 shares of our Common Stock, which also constitutes a corresponding increase in the number of shares of our Common Stock available for issuance under the 2018 Plan pursuant to the exercise of incentive stock options (together, the “2018 Plan Share Increase”), with the 2018 Plan Share Increase to be effective upon the effectiveness of an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock in at least an amount sufficient to cover the 2018 Plan Share Increase;

(ii) change the fungible share counting ratio so that the share reserve will be reduced or increased by 1.3 shares for each share of Common Stock issued pursuant to, or returning from, a Full Value Award (as defined below) (the “Fungible Share Amendment”); and

(iii) establish 171,000,000 shares as the maximum number of shares that may be subject to awards granted in the form of “incentive stock options” as defined in Section 422 of the Code (the “ISO Limit Amendment”).

In March 2023, the Board approved the foregoing amendments to the 2018 Plan and, subject to approval of the amendments from stockholders at this Annual Meeting, the amendments will ensure that we can continue to grant stock options in order to provide long-term incentives to current and future employees, non-employee directors and consultants. Our continued ability to offer equity awards under the 2018 Plan is critical to our ability to attract, motivate and retain qualified employees, non-employee directors and consultants, particularly as we grow to support potential commercialization of imetelstat and in light of the highly competitive market for talent in which we operate.

Shares Available for Future Awards

The Board believes that additional shares are necessary to meet our anticipated equity compensation needs. The proposed increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, required stock option grants under the Director Compensation Policy, and our historical forfeiture rates.

The 2018 Plan was initially adopted by the Board in March 2018 and approved by our stockholders in May 2018. The Board approved amendments to the 2018 Plan in February 2020, February 2021 and February 2022 to increase the total number of shares of Common Stock issuable thereunder by 5,700,000 shares, 12,500,000 shares, and 11,000,000 shares respectively. These amendments were approved by our stockholders in June 2020, May 2021 and May 2022, respectively.

Upon adoption, the 2018 Plan had an initial new share reserve of 10,000,000 shares of Common Stock. The aggregate number of shares of our Common Stock that may be issued under the 2018 Plan also included, as of the effective date of the 2018 Plan: (i) 2,895,419 unallocated shares that were remaining available for the grant of awards under our 2011 Equity Incentive Plan (the “2011 Plan”) as of the effective date of the 2018 Plan in May 2018; and (ii) certain shares subject to outstanding awards granted under the 2011 Plan and our 1992 Stock Option Plan, our 1996 Directors’ Stock Option Plan and our Amended and Restated 2002 Equity Incentive Plan (together, the “Prior Plans”) that may become available for grant under the 2018 Plan as such shares become available from time to time (as further described below under “Summary of the 2018 Equity Incentive Plan – Stock Subject to the 2018 Plan”). In June 2020, May 2021 and May 2022, our stockholders approved amendments to the 2018 Plan to increase the share reserve by 5,700,000 shares, 12,500,000 shares and 11,000,000 shares, respectively. As of March 1, 2023, only 931,210 shares remained available for grant under the 2018 Plan (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the 2018 Equity Incentive Plan – Stock Subject to the 2018 Plan”) as such shares become available from time to time).

Why We are Asking our Stockholders to Approve the Amendments to the 2018 Plan

Equity Awards Are a Key Component of Our Compensation Philosophy

Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors and consultants because of the strong competition for highly trained and experienced individuals among biotechnology companies, especially in the San Francisco Bay Area and northern New Jersey. In addition, because of the highly regulated and complex industry that we operate in, our success depends on our ability to attract and retain individuals with deep experience in our industry. Without such key personnel, non-employee directors and consultants, we might not achieve our development and commercialization plans. Therefore, the Board believes that the proposed amendment to the 2018 Plan to increase the number of shares issuable under the 2018 Plan is in the best interests of the Company and its stockholders and recommends a vote in favor of this Proposal 3.

Approval by our stockholders of the proposed amendment to increase the number of shares issuable under the 2018 Plan will allow us to continue to attract and retain highly trained and experienced individuals who are critical to our success, through the grant of equity awards at levels determined appropriate by our Board or Compensation Committee. The amended 2018 Plan will also allow us to utilize equity awards as long-term incentives to secure and retain the services of current and future employees, non-employee directors and consultants, consistent with our compensation philosophy and common compensation practice for companies located in the San Francisco Bay Area and northern New Jersey. To date, we have relied significantly on equity awards in the form of stock option grants to attract and retain key employees, non-employee directors and consultants, all of whom are critical to our success. We believe the use of stock option grants strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because their compensation, in the form of stock options, is contingent on the appreciation in value of our Common Stock. In addition, we believe stock option grants encourage employee ownership in the Company and promote retention through the reward of long-term value accretion.

Proposed Modification to the Fungible Plan Design

The 2018 Plan contains a “fungible share counting” structure. We originally adopted the 2018 Plan design in 2018 after consultation with advisors to determine what structure would best align the interests of the Company and its stockholders. This 2018 Plan structure offers the Company flexibility in determining what types of equity awards are best suited for its needs within the overall authorized share pool, recognizing that certain types of awards may be more valuable than others. Accordingly, for purposes of determining the number of shares available under the 2018 Plan, stock-based awards other than stock options and stock appreciation rights (“Full Value Awards”) are counted against the authorized share pool differently than stock options and stock appreciation rights. Under the 2018 Plan the number of shares of our Common Stock available for issuance is reduced by (i) 1.0 share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our Common Stock on the date of grant. However, each share of our Common Stock issued pursuant to a stock award that is a Full Value Award reduces the number of shares of our Common Stock available for issuance by 2.0 shares for each share issued pursuant to a Full Value Award. Similarly, the number of shares of our Common Stock available for issuance under the 2018 Plan is increased by (i) 1.0 share for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a stock option or stock appreciation right and (ii) 2.0 shares for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a Full Value Award.

We are proposing that the fungible share factor for Full Value Awards be reduced from 2.0 shares to 1.3 shares, so that each share of Common Stock issued after approval of this Proposal 3 pursuant to Full Value Awards would reduce the number of shares available out of the authorized share pool by 1.3 shares and each share of Common Stock that becomes available again for issuance under the terms of the 2018 Plan subject to a Full Value Award after approval of this Proposal 3 would increase the number of shares available out of the authorized share pool by 1.3 shares. The Board is recommending this change to the 2018 Plan because it believes the revised fungible share factor more accurately reflects the relative value of awards such as restricted stock and restricted stock units as compared to stock options. In reaching this conclusion, the Board reviewed the fungible share factors used by other peer companies and considered recent volatility of the market price of our Common Stock and other factors it deemed relevant.

Why You Should Vote to Approve the Amendments to the 2018 Plan

The 2018 Plan Requires Additional Shares to Meet our Forecasted Equity Needs

As described above, the 2018 Plan had 931,210 shares remaining available for grant as of March 1, 2023 (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the 2018 Equity Incentive Plan – Stock Subject to the 2018 Plan”) as such shares become available from time to time). Subject to adjustment for certain changes in our capitalization, if this Proposal 3 is approved by our stockholders, then under the 2018 Plan, we will have 43,360,000 new shares available for grant after our Annual Meeting for a total of approximately 44,291,210 shares available for grant after our Annual Meeting (based on shares available under the 2018 Plan as of March 1, 2023) (plus the Prior Plans’ Returning Shares (as defined and further described below under “Summary of the 2018 Equity Incentive Plan – Stock Subject to the 2018 Plan”) as such shares become available from time to time).

Our 2018 Inducement Award Plan (the “Inducement Plan”) allows us to grant nonstatutory stock options to new employees as a material inducement to their joining the Company. Such grants to new employees assist us in meeting a portion of our equity compensation needs, but only with respect to a limited group. To meet the growing hiring needs of the Company, the Compensation Committee approved increases to the Inducement Plan share reserve of 5,000,000 shares, 1,300,000 shares, 800,000 shares, 5,000,000 shares, 1,000,000 shares, and 5,000,000 shares in January 2019, February 2020, February 2021, May 2021, February 2022, and July 2022, respectively. We expect to hire additional employees as we prepare for potential commercialization of imetelstat, including highly trained individuals with experience in commercial functions, such as pricing, market analytics and marketing, as well a U.S.-based sales force. As of March 1, 2023, 4,118,185 shares remained available for grant in the Inducement Plan.

We currently forecast granting stock options representing approximately 17,700,000 shares over the next one-year period, or approximately 3.5% of our Common Stock outstanding as of March 1, 2023, which reflects the increased headcount from 18 employees in January 2018 to over 110 employees as of March 1, 2023 to support the late-stage development of imetelstat with two ongoing Phase 3 clinical trials, as well as preparing regulatory submissions to seek approval for imetelstat given the positive top-line results reported in early January 2023 from a Phase 3 clinical trial, and building the infrastructure and hiring the talent for potential commercialization in the United States.

We also anticipate stock option cancellations of approximately 96,000 shares in 2023 based on current projections. If our expectation for forfeitures is accurate, our net stock option grants (grants less forfeitures and cancellations) over the next one-year period will be approximately 17,604,000 shares, or approximately 3.5% of our Common Stock outstanding as of March 1, 2023.

We currently intend to reserve the additional shares being requested under this Proposal 3 for issuance under our 2018 Plan to meet our estimated near-term equity compensation needs for our current and future employees, non-employee directors and consultants.

We operate in a highly competitive industry and geographies for employee talent and do not expect required rates of compensation to decline. One alternative to using equity awards would be to significantly increase cash compensation. We do not believe this would be in our best interests or the best interests of our stockholders, because it would significantly impact our financial resources to further advance the imetelstat program. As a biotechnology company with locations in the San Francisco Bay Area and northern New Jersey, we believe that a combination of equity and cash compensation is more appropriate and preferable and meets the expected regional recruiting standards needed to enable us to attract, retain and motivate employees. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for advancing the development of imetelstat and potential commercial activities. Furthermore, we do not believe a cash-oriented compensation program would provide the same value to us or our stockholders with respect to long-term employee retention or serve to align employees’ interests with those of our stockholders, in comparison to a program that includes equity awards.

We Carefully Manage the Use of Equity Awards, and the Size of our Share Reserve is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant stock options to all of our employees and non-employee directors. However, we recognize that stock options dilute existing stockholders, and, therefore, we responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring the share reserves for our equity plans, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of stock options necessary to attract, reward, and retain employees, non-employee directors and consultants. Despite the fact that many of our stock options have exercise prices greater than the closing price of our Common Stock as reported by the Nasdaq Global Select Market in 2022, we have not repriced any stock options. In addition, the current burn rate and stock options outstanding reflects the recent growth of the Company as we rebuild internal capabilities through hiring to advance development of imetelstat and prepare for potential commercialization of imetelstat. In 2022, 2021 and 2020, we recruited highly qualified and experienced professionals to drive each development function, including clinical operations, regulatory affairs, clinical science, biometrics and data management, manufacturing, quality, translational research, program management to support the late-stage development of imetelstat, as well as administrative functions, including commercial, medical affairs and market access, to support potential commercialization of imetelstat.

The tables below show our historical overhang and burn rate percentages under the current 2018 Plan and reflect the responsible actions we have taken in the past regarding our stock option grants.

Equity Awards Outstanding and Overhang

As of March 1, 2023
2018 Plan Information
Total number of shares of Common Stock subject to outstanding stock options	43,850,282
Weighted-average exercise price of outstanding stock options	$1.81
Weighted-average remaining term of outstanding stock options	8.3 years
Total number of shares of Common Stock subject to outstanding full value awards	None
Total number of shares of Common Stock available for grant	931,210

Plan Information for Other Equity Plans
Total number of shares of Common Stock subject to outstanding stock options	29,025,904
Weighted-average exercise price of outstanding stock options	$2.46
Weighted-average remaining term of outstanding stock options	5.6 years
Total number of shares of Common Stock subject to outstanding full value awards	None
Total number of shares of Common Stock available for grant(1)	4,118,185

Total number of shares of Common Stock outstanding	508,684,887
Per-share closing price of Common Stock as reported on the Nasdaq Global Select Market	$2.78

(1) Excludes 1,131,764 shares available under the 2014 Employee Stock Purchase Plan and 916,119 shares available under the Directors’ Market Value Purchase Plan.

Burn Rate

The following table provides detailed information regarding the activity related to our 2018 Plan for the 2022 fiscal year.

	For the Year Ended December 31, 2022
Total number of shares of Common Stock subject to stock options granted	14,474,080	(1)
Total number of shares of Common Stock subject to full value awards granted	—
Weighted-average number of shares of Common Stock outstanding	380,784,846
Burn rate	3.8%

___________________

(1) Includes 2,356,180 shares subject to stock options granted with vesting conditioned upon achievement of certain performance milestones.

The 2018 Plan Incorporates Good Compensation and Governance Practices

The 2018 Plan includes many provisions designed to protect our stockholders’ interests and to reflect corporate governance best practices.

•
Administration by the Board or an independent committee of the Board. The 2018 Plan is administered by our Board, which may delegate authority to administer the 2018 Plan to an independent Board committee. The Board has delegated authority to administer the 2018 Plan to the Compensation Committee, which consists of three “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board retains the authority to concurrently administer the 2018 Plan and may, at any time, revest in the Board some or all of the powers previously delegated to the Compensation Committee or any other committee.
•
Repricing is not allowed. The 2018 Plan prohibits the repricing of outstanding stock options and stock appreciation rights, and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards under the 2018 Plan, without prior stockholder approval.
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Stockholder approval is required for additional shares or any material amendment. The 2018 Plan does not contain an annual “evergreen” provision. The 2018 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program. Consistent with Nasdaq rules, the 2018 Plan requires stockholder approval of any material revisions to the 2018 Plan. In addition, certain other amendments to the 2018 Plan require stockholder approval.
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Awards subject to forfeiture/clawback. Awards granted under the 2018 Plan are subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company, or any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
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No single trigger accelerated vesting upon change in control. The 2018 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.
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No liberal change in control definition. The change in control definition in the 2018 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2018 Plan to be triggered.
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No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2018 Plan must have an exercise or strike price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.
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No liberal share counting or recycling of appreciation awards. The following shares will not become available again for issuance under the 2018 Plan: (i) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award; (ii) shares underlying stock options or stock appreciation rights that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award; and (iii) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock option or a stock appreciation right.
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Fungible share counting. The number of shares of our Common Stock available for issuance under the 2018 Plan will be reduced by (i) 1.0 share for each share issued pursuant to stock options or stock appreciation rights granted under the 2018 Plan and (ii) 1.3 shares for each share issued pursuant to a Full Value Award granted under the 2018 Plan, if proposed amendments to the 2018 Plan are approved by stockholders under this Proposal 3, otherwise 2.0 shares. As part of such fungible share counting structure, the number of shares of our Common Stock available for issuance under the 2018 Plan will be increased by (i) 1.0 share for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a stock option or stock appreciation right award and (ii) 1.3 shares for each share that becomes available again for issuance under the terms of the 2018 Plan subject to a Full Value Award, if proposed amendments to the 2018 Plan are approved by stockholders under this Proposal 3, otherwise 2.0 shares.
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Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, which is defined under the 2018 Plan as (i) the participant’s conviction of any crime involving fraud, dishonesty or moral turpitude; (ii) the participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company resulting in material harm to the business of the Company; (iii) the participant’s intentional, material violation of any contract or agreement with the Company, or any statutory duty the participant owes to the Company; or (iv) the participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in material harm to the business of the Company, the participant’s stock options and stock appreciation rights terminate immediately, and the participant is prohibited from exercising his or her stock options and stock appreciation rights.
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Restrictions on dividends. The 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our Common Stock subject to a stock award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable stock award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Summary of the 2018 Equity Incentive Plan

The following is a summary of the principal features of the 2018 Plan, as amended, together with the applicable tax implications with respect to the 2018 Plan. The summary is qualified by reference to the full text of the 2018 Plan, as amended, which is attached as Appendix B to this Proxy Statement.

General

The 2018 Plan provides for grants to employees of our Company and any parent or subsidiary of our Company (including officers and employee directors) of “incentive stock options” within the meaning of Section 422 of the Code, and for grants of non-qualified stock options and stock purchase rights to employees (including officers and employee directors) and consultants (including non-employee directors) of our Company or any parent or subsidiary of our Company. See “Federal Income Tax Aspects” below for information concerning the tax treatment of incentive stock options, non-qualified stock options and stock purchase rights.

Purpose

The 2018 Plan is designed to secure and retain the services of our employees, non-employee directors and consultants, provide incentives for our employees, non-employee directors and consultants to exert maximum efforts for the success of our Company and our affiliates, and provide a means by which our employees, non-employee directors and consultants may be given an opportunity to benefit from increases in the value of our Common Stock. The 2018 Plan is also designed to align employees’ interests with stockholder interests.

Administration

The 2018 Plan is administered by our Board, which may in turn delegate authority to administer the 2018 Plan to a committee of non-employee directors. The Board has delegated authority to administer the 2018 Plan to the Compensation Committee of the Board. Our Board may, at any time, revest in itself some or all of the power delegated to such a committee. The Board and any committee of non-employee directors to whom the Board may delegate authority to administer the 2018 Plan are each considered to be a Plan Administrator for purposes of this Proposal 3. Subject to the terms of the 2018 Plan, the Plan Administrator may determine the recipients, the types of stock awards to be granted, the number of shares of our Common Stock subject to or the cash value of stock awards, and the terms and conditions of stock awards granted under the 2018 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of stock awards. Subject to the limitations set forth below, the Plan

Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2018 Plan.

The Plan Administrator may also delegate to one or more executive officers the authority to designate employees who are not executive officers to be recipients of certain stock awards and the number of shares of our Common Stock subject to such stock awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our Common Stock that may be subject to the stock awards granted by such executive officer. The executive officer may not grant a stock award to himself or herself.

Eligibility

Employees, non-employee directors, and consultants are eligible to participate in the 2018 Plan. As of March 1, 2023, all of our 114 employees (including 5 executive officers), 7 non-employee directors (including currently serving and nominee non-employee directors) and approximately 90 consultants are currently eligible to participate in the 2018 Plan and may receive all types of stock awards other than incentive stock options, under the 2018 Plan. Incentive stock options may be granted under the 2018 Plan only to our employees, including our members of our executive management team.

Stock Subject to the 2018 Plan

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our Common Stock that may be issued under the 2018 Plan (the “Share Reserve”), if this Proposal 3 is approved by our stockholders, will not exceed the sum of: (i) 2,895,419 (which is the number of unallocated shares that remained available for the grant of new stock awards under the 2011 Plan as of the effective date of the 2018 Plan), (ii) 10,000,000 shares (which is the number of new shares that were reserved as of the effective date of the 2018 Plan), (iii) the 5,700,000 shares approved by our stockholders in June 2020, (iv) the 12,500,000 shares approved by our stockholders in May 2021, (v) the 11,000,000 shares approved by our stockholders in May 2022, (vi) the 43,360,000 newly-requested shares that are the subject of this Proposal 3, and (vii) any Prior Plans’ Returning Shares (as defined below), as such shares become available from time to time.

The “Prior Plans’ Returning Shares” are shares subject to outstanding stock awards granted under the Prior Plans that, from and after the effective date of the 2018 Plan, (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding stock options and stock appreciation rights granted under the Prior Plans with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant (“Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award.

The number of shares of our Common Stock available for issuance under the 2018 Plan will be reduced by (i) one share for each share of Common Stock issued pursuant to a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant, and (ii) 1.3 shares for each share of Common Stock issued pursuant to a Full Value Award (i.e., any stock award that is not a stock option or stock appreciation right with an exercise or strike price of at least 100% of the fair market value of the underlying Common Stock on the date of grant), if proposed amendments to the 2018 Plan are approved by stockholders under this Proposal 3, otherwise 2.0 shares.

If (i) any shares of Common Stock subject to a stock award are not issued because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by us because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by 1.3 shares, if proposed amendments to the 2018 Plan are approved by stockholders under this Proposal 3, otherwise 2.0 shares.

Any shares of Common Stock reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award will no longer be available for issuance under the 2018 Plan, including any shares subject to a stock award that are not delivered to a participant because the stock award is exercised through a reduction of shares subject to the stock award. In addition, any shares reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock option or stock appreciation right granted under the 2018 Plan or a Prior Plans’ Appreciation Award, or any shares repurchased by us on the open market with the proceeds of the exercise or strike price of a stock option or stock appreciation right granted under the 2018 Plan or a Prior Plans’ Appreciation Award will no longer be available for issuance under the 2018 Plan.

Subject to adjustment, as described below, no more than 171,000,000 shares of our Common Stock may be delivered in satisfaction of incentive stock options awarded under the 2018 Plan.

The Common Stock issuable under the 2018 Plan may be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by our Company on the open market or otherwise. The closing price of our Common Stock, as reported on the Nasdaq Global Select Market on March 1, 2023, was $2.78 per share.

Repricing; Cancellation and Re-Grant of Stock Options or Stock Appreciation Rights

Under the 2018 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our Common Stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Stock Options

Stock options may be granted under the 2018 Plan pursuant to stock option agreements. The 2018 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).

The exercise price of a stock option granted under the 2018 Plan may not be less than 100% of the fair market value of the Common Stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the 2018 Plan may not exceed ten years and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s service relationship with us (referred to in this Proposal 3 as “continuous service”) terminates (other than for cause or the participant’s death or disability), the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 24 months following the participant’s termination due to the participant’s disability or following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us, if a participant’s continuous service is terminated for cause (as defined in the 2018 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause or the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any Common Stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our Common Stock pursuant to the exercise of a stock option under the 2018 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our Common Stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the 2018 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Plan Administrator at the rate specified in the stock option agreement. Shares covered by different stock options granted under the 2018 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the 2018 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the 2018 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death.

Limitations on Incentive Stock Options

In accordance with current federal tax laws, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our equity incentive plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power unless the following conditions are satisfied:

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the exercise price of the ISO must be at least 110% of the fair market value of the Common Stock subject to the ISO on the date of grant; and
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the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our Common Stock that may be issued pursuant to the exercise of ISOs under the 2018 Plan is 171,000,000 shares, if the proposed amendments to the 2018 Plan are approved by stockholders under this Proposal 3, otherwise 95,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2018 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of the Common Stock subject to the stock appreciation right on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2018 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the 2018 Plan pursuant to restricted stock award agreements. A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our Common Stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our Common Stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. A restricted stock award agreement may provide that any dividends paid on restricted stock will be subject to the same vesting conditions as apply to the shares subject to the restricted stock award. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the 2018 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our Common Stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Dividend equivalents may be credited in respect of shares of our Common Stock covered by a restricted stock unit award, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted stock unit award. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

The 2018 Plan allows us to grant performance stock awards. A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator in its discretion. In addition, to the extent permitted by applicable law and the applicable stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

Performance goals under the 2018 Plan will be based on any one or more of the following performance criteria: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Plan Administrator.

Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Plan Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the performance goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principles; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Plan Administrator.

In addition, the Plan Administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any performance goals and to define the manner of calculating the performance criteria it selects to use for a performance period.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our Common Stock may be granted either alone or in addition to other stock awards under the 2018 Plan. Subject to the terms of the 2018 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our Common Stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Stock awards granted under the 2018 Plan will be subject to recoupment in accordance with any clawback provisions in a participant’s employment agreement or other agreement with the Company or any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in a stock award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2018 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction

In the event of a corporate transaction (as defined in the 2018 Plan and described below), the Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards (contingent upon the closing or completion of such corporate transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board at the time of grant:

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arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);
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arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);
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accelerate the vesting (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;
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arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;
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cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board may consider appropriate; and
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make a payment, in such form as may be determined by the Board, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise.

The Board is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a reverse merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Change in Control

Under the 2018 Plan, a stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control (as defined in the 2018 Plan and described below) as may be provided in the participant’s stock award agreement, in any other written agreement with us or in our Director Compensation Policy, but in the absence of such provision, no such acceleration will occur.

For purposes of the 2018 Plan, a change in control generally will be deemed to occur upon the first to occur of an event set forth in any one of the following: (i) as a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such transaction; (ii) a majority of our Board becomes comprised of individuals whose nomination, appointment, or election was not approved by at least two-thirds of the Board members or their approved successors; (iii) any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of Common Stock of the Company; (iv) any sale of all or substantially all of the assets of the Company; or (v) the complete liquidation or dissolution of the Company.

The acceleration of vesting of a stock award in the event of a corporate transaction or a change in control event under the 2018 Plan may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

Plan Amendments and Termination

The Plan Administrator will have the authority to amend or terminate the 2018 Plan at any time. However, except as otherwise provided in the 2018 Plan or a stock award agreement, no amendment or termination of the 2018 Plan may materially impair a participant’s rights under his or her outstanding stock awards without the participant’s consent. We will obtain stockholder approval of any amendment to the 2018 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2018 Plan after the tenth anniversary of the date the 2018 Plan was adopted by our Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her personal circumstances, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of a stock award or the disposition of stock acquired under the 2018 Plan. The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to his or her fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code (“Section 162(m)”), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness, the provisions of Section 162(m), and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the restricted stock award, equal to the excess, if any, of the fair market value of the stock on the date the restricted stock award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Plan Benefits Under the 2018 Plan

The following table sets forth certain information regarding future benefits under the 2018 Plan, as amended:

Name and Position	Number of Shares
John A. Scarlett, M.D. Chairman of the Board, President and Chief Executive Officer	(1)
Olivia K. Bloom Executive Vice President Finance, Chief Financial Officer and Treasurer	(1)
Andrew J. Grethlein, Ph.D. Executive Vice President, Chief Operating Officer	(1)
All current executive officers as a group	(1)
All current directors who are not executive officers as a group	(2)
All current employees who are not executive officers as a group	(1)

(1) Awards granted under the 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the 2018 Plan, and we have not granted any awards under the 2018 Plan subject to stockholder approval of this Proposal 3. Accordingly, the future benefits or amounts that will be received by or allocated to our executive officers and other employees under the 2018 Plan are not determinable.

(2) As described above in this proxy statement under “Compensation of Directors,” pursuant to the current Director Compensation Policy, the aggregate number of shares subject to such Annual Grants that will automatically be granted to all of our current non-employee directors as a group will be 875,000 shares each year.

2018 Plan Benefits

The following table presents certain information with respect to cumulative stock options that have been granted under the 2018 Plan as of March 1, 2023:

	Cumulative
	Number of Shares
	Subject to Stock	Weighted Average
	Options Granted	Exercise Price
Name and Position	Under the 2018 Plan	Per Share
John A. Scarlett, M.D.	7,582,750	$1.69
Chairman of the Board, President and
Chief Executive Officer
Olivia K. Bloom	2,966,375	$1.69
Executive Vice President, Finance, Chief Financial
Officer and Treasurer
Andrew J. Grethlein, Ph.D.	3,031,844	$1.78
Executive Vice President, Chief Operating Officer
All current executive officers as a group	16,876,769	$1.76
All current directors who are not executive officers as a group	2,886,000	$1.75
Each nominee for election as a director:
V. Bryan Lawlis, Ph.D.	431,000	$1.78
Susan M. Molineaux, Ph.D.	431,000	$1.78
Each associate of any current executive officers, current directors or director nominees	—	$—
Each other person who received or is to receive 5% of awards	—	$—
All current employees who are not executive officers as a group	27,937,148	$1.80

Equity Compensation Plan Information

Please see the section of this Proxy Statement entitled “Equity Compensation Plan Information” for certain information with respect to compensation plans under which our equity securities are authorized for issuance.

Effectiveness of Plan Amendments

If this Proposal 3 is approved by our stockholders, each of the Fungible Share Amendment and the ISO Limit Amendment will become effective as of the date of the Annual Meeting. As described in Proposal 2, due to our current lack of sufficient unissued and unreserved shares of Common Stock, if Proposal 3 is approved by our stockholders, the 2018 Plan Share Increase will not become effective until the effectiveness of an amendment to our Restated Certificate of Incorporation to increase our authorized number of shares of Common Stock in at least an amount sufficient to cover the 2018 Plan Share Increase. Accordingly, even if this Proposal 3 is approved by our stockholders, if our stockholders do not also approve Proposal 2, then we would again need to seek the approval of our stockholders to amend the Restated Certificate of Incorporation to increase the number of authorized shares of our Common Stock and only after such approval is obtained and the related amendment to the Restated Certificate of Incorporation is effective, would the 2018 Plan Share Increase become effective. We may be unable to do so in a timely manner or at all, in which case, even if this Proposal 3 is approved by our stockholders, the effectiveness the 2018 Plan Share Increase may be substantially delayed or precluded altogether.

If this Proposal 3 is not approved by our stockholders, then each of the 2018 Plan Share Increase, the Fungible Share Amendment and the ISO Limit Amendment will not become effective and the 2018 Plan will continue to be effective in accordance with its terms.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors Unanimously Recommends That
Stockholders Vote FOR Proposal 3

PROPOSAL 4

ADVISORY VOTE TO APPROVE THE FREQUENCY OF
 HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

At the 2017 Annual Meeting of Stockholders, we requested that our stockholders indicate, on an advisory basis, the preferred frequency of the “say-on-pay” vote. In response to stockholders’ preference for an annual vote, the Board approved a policy to hold a “say-on-pay” advisory vote every year.

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require a company to seek a non-binding, advisory vote on the frequency of the “say-on-pay” vote at least once every six years. Currently, consistent with the preference expressed by the stockholders at the Company’s 2017 Annual Meeting of Stockholders, the policy of the Board is to solicit an advisory vote on executive compensation every year. Accordingly, the Board is again presenting stockholders the opportunity to vote on whether they would prefer an advisory vote on executive compensation once every one, two or three years. For the reasons described below, the Board recommends that the stockholders select a frequency of annually.

Advisory Vote and Board Recommendation

After careful consideration of the frequency alternatives, the Board continues to believe that conducting an advisory vote on executive compensation on an annual basis is appropriate for Geron and its stockholders, and is therefore recommending that stockholders vote every year as the preferred frequency for holding advisory votes on executive compensation. Stockholders are being asked to indicate their own choice among the frequency options. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years, or you may abstain from voting.

While the Board believes that its recommendation is appropriate at this time, our stockholders are not voting to approve or disapprove the Board’s recommendation, but are instead being asked to indicate their own choice as to whether the advisory vote on executive compensation should be held every one, two or three years.

Vote Required

The option, if any, among those choices in this Proposal 4 that receives the votes of the holders of a majority of the shares present or represented, in person or by proxy, at the Annual Meeting will be considered the frequency approved by our stockholders. Abstentions will be counted towards the vote total, but will not be counted as a vote in favor of any of the frequency options, and thus will have the effect of reducing the likelihood that any frequency option receives a majority vote. Broker non-votes will have no effect on this proposal.

The Board and the Compensation Committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or Geron, the Board may decide that it is in the best interests of the stockholders that we hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of us or the Board.

The Board of Directors Unanimously Recommends That
Stockholders Vote every “1 YEAR” for Proposal 4

PROPOSAL 5

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As required by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, the Board is requesting stockholders to vote, on a non-binding advisory basis, to approve the compensation paid to Geron’s Named Executive Officers (as defined under the section entitled, “Executive Compensation”), as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of Geron’s Named Executive Officers.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and our executive compensation philosophy, policies and practices described in this Proxy Statement. The overall compensation of our Named Executive Officers subject to the vote is disclosed in this Proxy Statement in the sub-sections entitled “Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.”

The Compensation Committee continually reviews our executive compensation program to determine whether such program achieves our desired goals of aligning our executive compensation strategy and structure with our stockholders’ interests and current market practices. As discussed in detail in the section entitled “Executive Compensation” of this Proxy Statement, our executive compensation strategy and structure is designed to motivate our executive management team to create long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent in a late-stage clinical and pre-commercial biopharmaceutical company. As the long-term success of Geron depends on the talents of our employees, our compensation structure plays a significant role in our ability to attract, retain and motivate the highest quality workforce in a competitive employment environment in both the San Francisco Bay Area and northern New Jersey, while also promoting a high-performance culture. The Compensation Committee believes the emphasis on pay for performance in our executive compensation program strongly aligns with the long-term interests of our stockholders. Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program, including information about the 2022 compensation of our Named Executive Officers.

Advisory Vote and Board Recommendation

We recommend stockholder approval of the compensation of our Named Executive Officers for the 2022 fiscal year as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules, which disclosure includes the section entitled “Executive Compensation,” and the compensation tables and accompanying narrative disclosures in sub-sections entitled “Summary Compensation Table” and “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table” of this Proxy Statement.

Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders approve, on a non-binding advisory basis, the compensation paid to Geron’s Named Executive Officers, as disclosed in the Executive Compensation section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2023 Annual Meeting of Stockholders.”

Vote Required

Approval of this Proposal 5 requires the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the outcome of this proposal.

As this is an advisory vote, the outcome of the vote is non-binding on us with respect to future executive compensation decisions, including those related to our Named Executive Officers, or otherwise. However, the Board and the Compensation Committee will review the results of the vote and take them into account when considering future executive compensation policies and decisions.

Unless the Board modifies its policy on the frequency of future advisory votes on the compensation of our Named Executive Officers, including in response to the outcome of the vote on Proposal 5, the next advisory vote on the compensation of our Named Executive Officers will be held at next year’s annual meeting of stockholders.

The Board of Directors Unanimously Recommends That

Stockholders Vote FOR Proposal 5

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, our Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the 2022 executive compensation program for our Named Executive Officers.

The following members of our executive management team are collectively referred to herein as our Named Executive Officers:

•
Dr. John A. Scarlett, Chairman of the Board, President and Chief Executive Officer;
•
Ms. Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer and Treasurer; and
•
Dr. Andrew J. Grethlein, Executive Vice President, Chief Operating Officer.

Summary Compensation Table

The following table includes information concerning compensation for the years ended December 31, 2022 and 2021 with respect to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
John A. Scarlett, M.D.	2022	761,320	—	1,468,740	671,000	96,142	2,997,202
Chairman of the Board, President and	2021	735,575	—	796,740	441,300	83,372	2,056,987
Chief Executive Officer
Olivia K. Bloom	2022	507,546	—	524,550	302,500	15,978	1,350,574
Executive Vice President, Finance,	2021	490,383	—	398,370	237,200	15,692	1,141,645
Chief Financial Officer and Treasurer
Andrew J. Grethlein, Ph.D.	2022	507,546	—	524,550	302,500	37,153	1,371,749
Executive Vice President,	2021	490,383	—	398,370	240,500	36,395	1,165,648
Chief Operating Officer

___________________

(1) Amounts do not reflect dollar amounts actually received by our Named Executive Officer and instead, in accordance with SEC rules, represent the aggregate grant date fair value of stock option awards granted during the applicable fiscal year as calculated in accordance with FASB ASC Topic 718. Refer to Note 9 of the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2022 regarding assumptions underlying the valuation of stock option awards and the calculation method.

(2) Amounts disclosed under the “Non-Equity Incentive Plan Compensation” column represent the portion of the annual performance-based bonuses earned pursuant to our annual performance-based bonus plan for the indicated year for the achievement of pre-established corporate and other goals. For further discussion on performance-based bonuses paid for 2022, see the sub-section entitled “2022 Annual Performance-Based Bonuses.”

(3) Amounts shown include, as applicable: (i) reimbursements for housing, travel expenses and working from home reimbursements; (ii) the portion of life and health insurance premiums paid by the Company; and (iii) the matching contribution made to the Geron 401(k) Plan on behalf of each Named Executive Officer. Amounts for the 2022 fiscal year were as follows:

Named Executive Officer	Housing Allowance ($)	Commute Travel Reimbursement ($)	Insurance Premiums ($)	401(k) Match ($)(a)	Working from Home Reimbursement ($)	Total ($)
John A. Scarlett, M.D.	48,000	20,000	26,942	—	1,200	96,142
Olivia K. Bloom	—	—	1,878	13,500	600	15,978
Andrew J. Grethlein, Ph.D.	—	—	23,053	13,500	600	37,153

______________________________

(a) Under Geron’s 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. In February 2022, the Compensation Committee approved a matching contribution equal to 50% of each employee’s annual contributions during 2022. The matching contributions were paid in cash in January 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table includes information with respect to all outstanding stock options held by our Named Executive Officers as of December 31, 2022:

	Option Awards
					Equity
					Incentive
			Number	Number	Plan Awards:
			of	of	Number of
			Securities	Securities	Securities
			Underlying	Underlying	Underlying
			Unexercised	Unexercised	Unexercised		Option
			Options	Options	Unearned		Exercise	Option
	Grant		Exercisable	Unexercisable	Options		Price	Expiration
Named Executive Officer	Date		(#)	(#)	(#)		($/Sh)	Date
John A. Scarlett, M.D.	02/13/13		1,340,000	—	—		1.500	02/13/23
	02/11/14		1,340,000	—	—		5.090	02/11/24
	03/13/15		600,000	—	—		4.340	03/13/25
	02/11/16		600,000	—	—		2.540	02/11/26
	02/09/17		1,050,000	—	—		2.150	02/09/27
	01/31/18		1,050,000	—	—		2.450	01/31/28
	11/07/18		—	—	500,000	(2)	1.720	11/06/28
	11/07/18		—	—	1,000,000	(3)	1.720	11/06/28
	01/30/19	(1)	1,028,125	21,875	—		1.030	01/29/29
	02/12/20	(1)	412,781	169,969	—		1.295	02/11/30
	02/02/21	(1)	275,000	325,000	—		2.055	02/01/31
	02/16/22	(1)	437,500	1,662,500			1.060	02/15/32
Olivia K. Bloom	02/12/13		400,000	—	—		1.510	02/12/23
	02/10/14		400,000	—	—		5.010	02/10/24
	03/13/15		210,000	—	—		4.340	03/13/25
	02/11/16		210,000	—	—		2.540	02/11/26
	02/09/17		300,000	—	—		2.150	02/09/27
	01/31/18	(1)	350,000	—	—		2.450	01/31/28
	11/07/18		—	—	250,000	(2)	1.720	11/06/28
	11/07/18		—	—	500,000	(3)	1.720	11/06/28
	01/30/19	(1)	293,750	6,250	—		1.030	01/29/29
	02/12/20	(1)	206,391	84,984	—		1.295	02/11/30
	02/02/21	(1)	137,500	162,500	—		2.055	02/01/31
	02/16/22	(1)	156,250	593,750			1.060	02/15/32
Andrew J. Grethlein, Ph.D.	02/12/13		150,000	—	—		1.510	02/12/23
	02/10/14		200,000	—	—		5.010	02/10/24
	03/13/15		105,000	—	—		4.340	03/13/25
	02/11/16		105,000	—	—		2.540	02/11/26
	02/09/17		161,471	—	—		2.150	02/09/27
	01/31/18	(1)	186,018	—	—		2.450	01/31/28
	11/07/18		—	—	221,544	(2)	1.720	11/06/28
	11/07/18		—	—	452,804	(3)	1.720	11/06/28
	01/30/19	(1)	230,339	5,782	—		1.030	01/29/29
	02/12/20	(1)	206,391	84,984	—		1.295	02/11/30
	02/02/21	(1)	137,500	162,500	—		2.055	02/01/31
	02/16/22	(1)	156,250	593,750			1.060	02/15/32

____________________________________

(1) Stock option vests in a series of 48 equal consecutive monthly installments commencing from the date of grant, provided the executive officer continues to provide services to the Company. In addition to the specific vesting schedule for each stock option, each unvested stock option is subject to potential future vesting acceleration as described under the sub-section entitled “Severance and Change in Control Benefits” above.

(2) Stock option vests fully and becomes exercisable upon written certification by the Compensation Committee of the achievement of acceptance for review by the FDA of an NDA for the first imetelstat indication.

(3) Stock option vests fully and becomes exercisable upon written certification by the Compensation Committee of the achievement of regulatory approval by the FDA of an NDA for the first imetelstat indication.

Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table

Appointed by our Board, the members of our Compensation Committee are independent of our management and meet the Nasdaq listing standards for independence. The Compensation Committee acts on behalf of the Board to oversee the compensation policies and practices applicable to all of our employees, including our Named Executive Officers.

The three principal components of our executive compensation program for our Named Executive Officers in 2022 were base salary, annual performance-based (cash) bonus opportunity and equity compensation. In the table below, we describe each compensation component, when it is paid, how we determine the amount or size of each component, and why we pay each component.

	/---------Fixed Pay-------/	/-------------------Variable Pay (At Risk)----------------/
	Base Salary	Performance-Based Bonus(1)	Stock Options
Form	Cash	Cash	Equity
When paid/vested	Ongoing, twice monthly	Annual	Fully vested after 4-years of continuous service
How determined	• Competitive data • Scope of responsibilities • Work experience • Critical skills • Internal equity • Individual performance
•
Target awards are set as a percent of salary based on competitive data
•
Award payouts are based on achievement of weighted corporate and individual goals
•
CEO bonus tied 100% to corporate goal achievement
• Based on competitive data and industry standards • Takes into consideration potential projected benefit upon stock price appreciation
Why paid	Provides competitive levels of fixed pay to attract and retain executives	Motivates attainment of critical near-term priorities by linking annual company and individual performance to an annual incentive	Promotes retention of key talent, aligns executive and stockholder interests and encourages employee ownership in Geron

____________________________________

(1) Defined as non-equity incentive plan compensation in the Summary Compensation Table.

We do not have any formal policies for allocating compensation among salary, performance bonus awards and equity grants, short-term and long-term compensation or among cash and non-cash compensation. Instead, our Compensation Committee uses its judgment to establish a total compensation program for each Named Executive Officer that is a mix of current, short-term and long-term incentive compensation, and cash and non-cash compensation, that it believes appropriate to achieve the goals of our executive compensation program and our corporate objectives. In line with our pay for performance philosophy, we structured a significant portion of our Named Executive Officers’ 2022 compensation to be variable, at risk and tied directly to our measurable performance in the form of performance-based bonuses and equity incentives.

The Compensation Committee actively reviews and assesses our executive compensation program in light of the highly competitive employment environment in the San Francisco Bay Area and northern New Jersey, the challenges of recruiting, motivating and retaining our executive management team, including our Named Executive Officers, in an industry such as ours, which has much longer business cycles than other commercial industries, and evolving compensation governance and best practices. Since December 2011, the Compensation Committee has retained Radford as its independent compensation consultant due to its extensive analytical and compensation expertise in the biotechnology and pharmaceutical industry. Although we pay the costs of Radford’s services, the Compensation Committee has the sole authority to engage and terminate Radford’s services, as well as to approve fees for Radford’s services. Radford makes recommendations to the Compensation Committee, but it has no authority to make compensation decisions on behalf of the Compensation Committee or us. The Compensation Committee, at its discretion, may communicate and meet with Radford with no employees present. For the 2022 fiscal year, Radford conducted analyses and provided advice on, among other things, the appropriate peer group to reference in determining executive compensation, design and structure of executive compensation for our executive officers and non-employee director compensation in comparison to the peer group, emerging trends in the life sciences industry regarding executive compensation and share usage under our equity incentive plans in comparison to the peer group.

The peer group of companies used by the Compensation Committee in making 2022 compensation decisions was comprised of the following companies:

Alector Therapeutics	Eiger BioPharmaceuticals, Inc.	Rigel Pharmaceuticals, Inc.
Aprea Therapeutics, Inc.	GlycoMimetics, Inc.	Syndax Pharmaceuticals, Inc.
Ardelyx, Inc.	ImmunoGen, Inc.	TG Therapeutics, Inc.
ChemoCentryx, Inc.	Karyopharm Therapeutics, Inc.	Tricida, Inc.
CymaBay Therapeutics, Inc.	La Jolla Pharmaceutical Company	Voyager Therapeutics, Inc.
Cytokinetics, Incorporated	MEI Pharma, Inc.	Zogenix, Inc.
Eidos Therapeutics	Odonate Therapeutics, Inc.

With the assistance of Radford, the Compensation Committee considered several factors in determining the companies to be included in the peer group for 2022 executive compensation decisions, including stage of development, market capitalization, number of employees, public status and length of time being public, primary location of operations and level of research and development expenditures and revenue. At the time the peer group was selected, the market capitalization for the companies ranged from $300 million to $2.5 billion with headcounts ranging from 40 to 200 employees, compared to Geron’s market capitalization of $583 million and headcount of 58 employees.

Important Features of Our Executive Compensation Program

What We Do:		What We Don’t Do:
✓	Emphasize pay for performance using a mix of annual and long-term metrics	X	Approve automatic or guaranteed annual salary increases
✓	Conduct competitive review to ensure executive compensation is aligned to market	X	Permit automatic or guaranteed bonuses or long-term incentive awards
✓	Require a compensation recoupment (i.e., clawback) with respect to our executive management team	X	Provide for tax gross-ups
✓	Appoint only independent directors to the Compensation Committee	X	Reprice options without stockholder approval
✓	Engage an independent compensation consultant reporting directly to the Compensation Committee	X	Allow hedging or pledging of Company stock
✓	Annually assess risk in our compensation programs and identify mitigation strategies	X	Grant stock options with an exercise price less than fair market value
✓	Conduct annual say-on-pay vote

Pay for Performance/At-Risk Pay

Our executive compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating and retaining a high-caliber executive team, our executive compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our Named Executive Officers’ interests with those of our stockholders to create long-term value. As such, a significant portion of our Chief Executive Officer’s and other executive officers’ compensation is “at-risk”, performance-based compensation, in the form of long-term equity awards (including, from time to time, performance-vesting equity awards) and annual cash incentives that are only earned if we achieve measurable corporate metrics.

2022 Base Salaries

The Compensation Committee believes base salaries should be consistent with the base salaries provided by companies in our peer group. In February 2022, the Compensation Committee performed its annual analysis of base salaries for our executive management team, including our Named Executive Officers, using the peer group market data provided by Radford. The market data analysis showed that at the end of 2021, the base salary of all of our Named Executive Officers was at the 75th percentile of the peer group market data provided by Radford. Given the collaborative team-oriented effort required to achieve our corporate goals; the broad job responsibilities of our Named Executive Officers; the tenure, experience, skills and responsibilities of each Named Executive Officer; the desire for internal pay equity amongst the executive management team; to remain competitive in the marketplace; and based on guidance provided by Radford, the Compensation Committee and, with respect to Dr. Scarlett, the independent members of the Board (the “Independent Board”), approved an overall increase of 3.5% to 2021 base salaries, reflecting a market competitive merit increase and a cost of living adjustment.

The following base salaries for our Named Executive Officers were effective as of January 1, 2022.

Named Executive Officer	2021 Base Salary	Salary Increase (%)	2022 Base Salary
John A. Scarlett, M.D.	$735,575	3.5%	$761,320
Olivia K. Bloom	$490,383	3.5%	$507,546
Andrew J. Grethlein, Ph.D.	$490,383	3.5%	$507,546

2022 Annual Performance-Based Bonuses

In keeping with our pay for performance philosophy, the annual performance-based bonus that can be earned by each Named Executive Officer is variable and at risk due to its dependency on the performance of the individual and the overall Company. Consistent with prior years, for 2022, other than Dr. Scarlett, each Named Executive Officer’s annual performance-based bonus was contingent on the following: 50% upon the level of achievement of our corporate goals, 30% upon the level of achievement of individual goals, and 20% upon individual support and manifestation of our corporate values. Consistent with prior years, Dr. Scarlett’s annual performance-based bonus was 100% contingent upon the level of achievement of our corporate goals.

At the beginning of each calendar year, the Chief Executive Officer develops, with input from our Named Executive Officers, our annual corporate goals, including recommended weightings for each goal. The weighting for each corporate goal depends on its importance and business value for Geron and our stockholders. In addition, each goal is established with criteria to measure target goal accomplishment (100%), as well as criteria to measure stretch goal accomplishment (up to an additional 50% in the aggregate in certain cases). The Chief Executive Officer submits the corporate goals and recommended weightings to the Compensation Committee and the Independent Board for their review and approval. The Compensation Committee and Independent Board review the corporate goals and weightings and modify them as they deem appropriate prior to approval.

During the first quarter of the year, the Compensation Committee assesses the extent to which each annual corporate goal has been attained with the aggregate achievement defined as the corporate goal achievement factor. The Compensation Committee does not use a rigid formula to determine the corporate goal achievement factor, and to date, has not established a minimum threshold or maximum value that may be potentially realized for the corporate goal achievement factor. Also, the Compensation Committee can take into account additional achievements by the Company not originally set forth in the annual corporate goals. The corporate goal achievement factor can range from 0% to 150%. The Compensation Committee evaluates the corporate goal achievement factor, and recommends the corporate goal achievement factor to the Independent Board, who has the final approval.

2022 Corporate Goal Achievement Factor

The table below summarizes the corporate goals approved by the Independent Board for 2022, including assigned weightings, and the Compensation Committee’s and Independent Board’s assessments of the level of achievement of those goals. In furtherance of our commitment to extend and enhance the lives of patients by altering the underlying drivers of disease, our corporate goals in 2022 primarily focused on furthering the late-stage development of imetelstat, as well as exploring additional hematologic malignancies and combination regimens to maximize clinical and commercial value of the drug. In addition, corporate goals in 2022 aimed at priming the organization for potential commercialization of imetelstat in the United States, or U.S. Following are the primary areas covered by our 2022 corporate goals.

•
Delivering top-line results from IMerge Phase 3, the Phase 3 clinical trial of imetelstat in patients with lower risk MDS, to enable release of data in early January 2023;
•
Attaining certain enrollment goals for IMpactMF, the Phase 3 clinical trial of imetelstat in patients with relapsed/refractory MF;
•
Initiating IMproveMF, a two-part Phase 1 clinical trial evaluating imetelstat in combination with ruxolitinib in patients with frontline MF;
•
Operationalizing plans, along with initial execution, to facilitate timely regulatory submissions in the U.S. and Europe and potential commercial launch of imetelstat in lower risk MDS in the U.S.; and
•
Securing funding to support these goals.

In addition, stretch goals were included in 2022 to incentivize and motivate accelerated achievement of certain goals. Recognition of stretch achievements ties executive compensation to Company performance, consistent with our pay for performance compensation philosophy. Due to the timing of top-line results from IMerge Phase 3 occurring at the beginning of January 2023, the Compensation Committee recommended and the Independent Board approved an overarching factor to be applied against any achievement of corporate goals for 2022. Such factor would decrease the overall 2022 corporate goal achievement by 50% if top-line results from IMerge Phase 3 were negative and increase the overall 2022 corporate goal achievement by 25% if top-line results were positive. Based on the achievements noted below, including the reporting of positive top-line results from IMerge Phase 3 in January 2023, the Independent Board determined the overall 2022 corporate goal achievement factor to be 146.9%.

2022 Corporate Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Deliver top-line results from IMerge Phase 3 to enable timely reporting in early January 2023.	20%	• Completed data cleaning and database lock on schedule to permit timely and comprehensive analysis of efficacy and safety data from IMerge Phase 3. • Reported positive top-line results from IMerge Phase 3 on January 4, 2023.	Yes	20%
Achieve certain enrollment target for IMpactMF to advance progress of the trial.	15%	• Reached designated enrollment target by December 31, 2022. • Initiated enrollment boosting strategies, including patient matching and increased clinical site visits.	Yes	15%
Initiate IMproveMF to explore combination treatment using imetelstat in an earlier myelofibrosis disease setting.	2.5%	• Two of three U.S. clinical sites opened for patient enrollment as of December 31, 2022. • First patient dosed in IMproveMF in August 2022.	Yes	2.5%
Complete preparedness activities related to U.S. and European regulatory submissions and potential U.S. commercial launch to facilitate timely actions upon positive top-line results from IMerge Phase 3.	40%	• >50% of sections of NDA and MAA submissions drafted. • Hired senior leadership for core commercial functions, including in Market Access, Trade & Channel Relations, Commercial Operations, Analytics, Marketing, Sales and Medical Affairs. • Hired and deployed medical science liaisons for medical affairs function to enhance and expand interactions with key opinion leaders (KOLs), clinical investigators and physicians. • Selected vendors for third party logistics and U.S. early access program. • Executed initial supply agreements with contract manufacturers for commercial inventory of imetelstat.	Yes	40%
Obtain at least $50 million in funding to support the potential commercialization of imetelstat broadly and on a timely basis.	10%	• Completed underwritten public offering in April 2022 for $75 million in gross proceeds.	Yes	10%

2022 Corporate Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Seek and establish business development relationships for potential future partnerships.	7.5%	• Conducted over 35 meetings with regional and global pharmaceutical companies.	Yes	7.5%
Enhance talent attraction, employee engagement and leadership development through organizational training, education and communication programs.	5%	• Implemented mid-year employee engagement survey; enhanced recruiting and onboarding capabilities and supported targeted employee education and leadership development.	Yes	5%
Total 2022 Corporate Goals Achieved				100%

2022 Stretch Goals	Weighting	Highlights of Company Performance	Achieved?	Total
Exceed certain enrollment target for IMpactMF.	+10%	• Higher enrollment target not reached.	No	0%
Advance exploratory research and development programs for additional hematologic malignancy indications and telomerase inhibitor compounds.	+7.5%
•
Initial results from preclinical research experiments at MD Anderson Cancer Center in lymphoid malignancies reported in November 2022.
•
Supported protocol development for IMpress, an investigator-led study of imetelstat in patients with higher risk MDS and relapsed/refractory acute myeloid leukemia.
			Partial	+5%
Settle terms for a potential business development transaction.	20%	• No transaction contemplated.	No	0%
Obtain >$75 million in new funding.	+12.5%	• Completed underwritten public offering in April 2022 for $75 million in gross proceeds. • Expanded debt facility by $50 million.	Yes	+12.5%
Total 2022 Stretch Goals Achieved				+17.5%

Positive Top-Line Results Factor				+25%

Total Corporate Goal Achievement Factor		Potential: Up to 187.5% with positive top-line results factor	Actual: 146.9%

As summarized above, the Independent Board determined that the Company achieved 100% of the annual corporate goals and 17.5% of the stretch goals, for an aggregate achievement of 117.5%. Because of positive top-line results reported in early January 2023, an additional 25% factor was applied to the aggregate, resulting in an overall corporate goal achievement factor of 146.9% for 2022.

Following are the annual performance-based bonus targets and weighting percentages for each of the factors used to calculate the 2022 annual performance-based bonus for each of our Named Executive Officers, as well as the 2022 actual bonus percentage awarded.

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	= (A*B*C)
Named Executive Officer	Annual Incentive Bonus Target as a % of Salary	Corporate Goal Achievement Weighting	2022 Corporate Goal Achievement Factor	Individual Performance Weighting	2022 Individual Performance Factor	Corporate Values Weighting	2022 Corporate Values Performance Factor	+ (A*D*E) + (A*F*G) Annual Incentive Bonus Awarded as a % of Salary
John A. Scarlett, M.D.	60%	100%	146.9%	N/A	N/A	N/A	N/A	88.1%
Olivia K. Bloom	45%	50%	146.9%	30%	1.3	20%	1.0	59.6%
Andrew J. Grethlein, Ph.D.	45%	50%	146.9%	30%	1.3	20%	1.0	59.6%

Consistent with prior years, Dr. Scarlett’s 2022 annual performance-based bonus was tied 100% to the corporate goal achievement factor. Accordingly, with the Independent Board approval of the corporate goal achievement factor of 146.9% and Dr. Scarlett’s direct responsibility and contributions for the achievement of such goals, the Compensation Committee recommended, and the Independent Board approved, that Dr. Scarlett receive 146.9% of his 2022 target annual performance-based bonus.

Ms. Bloom was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Ms. Bloom during 2022, including, in particular:

•
managed and coordinated a raise of $75 million in gross proceeds through an underwritten public offering;
•
negotiated expansion of debt facility from $75 million to $125 million for additional committed funding upon achievement of certain clinical and regulatory milestones and satisfaction of certain capitalization and other requirements for existing capital resources;
•
renewed corporate and imetelstat product messaging to raise awareness amongst various audiences and arranged new and frequent interactions with investors and investment banking groups to convey new messaging;
•
directed and oversaw evolution of financial transaction processes, practices and policies to handle anticipated growth in complexity and volume;
•
assured compliance with SEC standards;
•
handled all financial-related interface with the Board;
•
served significant role in drafting and finalizing all external disclosure documents, including press releases, conference call scripts, securities filings, website updates and corporate presentations;
•
developed and executed a comprehensive corporate communications plan, including timing and content in connection with reporting top-line results from IMerge Phase 3 in early January 2023; and
•
managed Audit Committee matters, including creation and distribution of meeting materials to facilitate efficient and effective meetings.

Dr. Grethlein was awarded an individual performance factor of 1.3 and a corporate values performance factor of 1.0 based on the achievements and contributions made by Dr. Grethlein during 2022, including, in particular:

•
served key leadership role in manufacturing and quality functions, enabling successful implementation of commercial-grade good manufacturing practices and processes, as well as integration of those procedures into overall technical operations;
•
successful operational integration of the safety/pharmacovigilance function with the corresponding clinical and regulatory groups, and revitalization of the safety/pharmacovigilance leadership;
•
established a maturing and highly functional human resources department designed to support a high-growth organization and our widely-dispersed workforce, as well as enhancements to professional education and leadership development programs to deepen employee value proposition for retention;
•
continued development and oversight of global regulatory affairs function toward achievement of critical compliance milestones, including providing timely and comprehensive responses to regulatory inquiries and attaining agreement from regulatory authorities on protocol changes and ancillary study plans supporting NDA requirements;
•
directed and championed next generation telomerase inhibitor program;
•
provided strong executive leadership and support for information technology department encountering exponential increase in operational, system and hardware needs, including handling cybersecurity and supporting integration of new commercial systems; and
•
assumed leadership and responsibility for ensuring efficient decision-making by executive management team members, including maintaining accountability for deadlines and commitments, as well as alignment and consistency in internal communications.

2022 Other Compensation

In accordance with his employment agreement, Dr. Scarlett is eligible to receive reimbursement for up to $4,000 per month in housing expenses and up to $20,000 for travel costs incurred over the course of the year, in connection with the commute from his personal residence in Texas to our headquarters in Foster City, California in 2022. These commuting expense benefits were negotiated with Dr. Scarlett at the time of his initial employment and were deemed a reasonable expense and necessary inducement to his commencement of employment with us. Dr. Scarlett does not receive separate compensation for serving as a member of our Board.

Geron offers a comprehensive array of benefits to its employees, including our Named Executive Officers. These include:

•
comprehensive medical, dental, vision coverage and life insurance;
•
a “cafeteria” plan administered pursuant to Section 125 of the Code, which includes Geron’s medical and dental insurance, medical reimbursement, and dependent care reimbursement plans;
•
monthly stipend to reimburse for expenses associated with remote working;
•
annual reimbursement allowance for health and wellness expenses;
•
a 401(k) plan, which is a retirement savings defined contribution plan established in accordance with Section 401(a) of the Code (in 2022, we provided a fully vested employer matching contribution in cash equal to 50% of each employee’s annual contributions); and
•
an Employee Stock Purchase Plan, which is implemented and administered pursuant to Section 423 of the Code.

Executive officers pay for 20% of their health premium cost, which is deducted from their gross salary. Other employees pay either 10% or 15% of their health premium cost. We do not offer any defined benefit pension plans or health benefits during retirement.

2022 Stock Option Grants

Consistent with the objectives of our executive compensation program to link pay with performance, align the interests of stockholders and employees, and encourage employee ownership in Geron, in February 2022, the Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee) approved stock option grants to our Named Executive Officers. The Compensation Committee (or the Independent Board with respect to our Chief Executive Officer, upon recommendation from the Compensation Committee), in consultation with Radford, determines the size of any stock option grant to members of our executive management team, including our Named Executive Officers, according to each individual’s role in the Company. There is no set formula for the granting of stock options to employees, including our Named Executive Officers; however, the Compensation Committee references the grant ranges based on the market data provided by Radford for each position, as well as a Named Executive Officer’s recent performance history and his or her potential for future responsibility; criticality of the individual to the long-term success of the Company; internal pay equity amongst the Named Executive Officers; and the amount of actual versus theoretical equity value per year that has been derived to date by the individual.

The Compensation Committee (and the Independent Board with respect to the Chief Executive Officer, upon recommendation from the Compensation Committee) also determined that the equity awards granted to our Named Executive Officers in 2022 should continue to consist only of stock options, rather than restricted stock awards or other full value awards, because stock options deliver future value only if the price per share of our Common Stock increases above the exercise price, thus aligning the interests of our Named Executive Officers and stockholders for the long-term success of Geron. In accordance with Geron’s equity grant practices, the exercise price for the February 2022 stock option grants was equal to the closing price of our Common Stock reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is monthly over four years from the date of grant, provided the Named Executive Officer continues to provide services to Geron.

Our Named Executive Officers received the following stock option grants in February 2022:

Named Executive Officer	February 2022 Stock Option Grant (# of shares)
John A. Scarlett, M.D.	2,100,000
Olivia K. Bloom	750,000
Andrew J. Grethlein, Ph.D.	750,000

Employment Agreements with Named Executive Officers

We have entered into written employment agreements with each member of our executive management team, including our Named Executive Officers, that set forth the terms of their employment, including initial base salaries, and eligibility to participate in the Company’s annual performance-based bonus program. In addition, each employment agreement includes restrictive covenants, such as non-compete and non-solicitation provisions, that would apply in the event of termination, which our Board believes helps protect the value invested by the Company in its personnel and operations. Each member of our executive management team, including our Named Executive Officers, is employed “at will.”

Employment Agreement with Dr. Scarlett

We entered into an employment agreement with Dr. Scarlett dated September 29, 2011, in connection with the commencement of his employment with us. Dr. Scarlett’s employment agreement originally provided him with an annual base salary of $550,000, subject to increase, and an annual performance-based bonus targeted at 60% of his annual base salary. On February 11, 2014, we amended Dr. Scarlett’s employment agreement to provide for an annual base salary of $586,500, subject to increase, and to include a clawback provision. On January 31, 2018, we further amended Dr. Scarlett’s employment agreement to increase the reimbursement for housing expenses to not more than $4,000 per month. See the sub-section entitled “2022 Other Compensation” for more information on the reimbursement arrangements we provide to Dr. Scarlett for housing expenses and travel costs. On January 31, 2019, we amended and restated Dr. Scarlett’s employment agreement to (a) consolidate all of the previous amendments; (b) provide for an annual base salary of $690,000, subject to increase; and (c) clarify that in the event of a covered termination or change in control transaction, Dr. Scarlett will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.

Employment Agreement with Ms. Bloom

We entered into an employment agreement with Ms. Bloom dated December 7, 2012, in connection with her appointment as our Senior Vice President, Finance, Chief Financial Officer and Treasurer, to provide an annual base salary of $330,000 and an annual performance-based bonus targeted at 40% of her annual base salary. On September 24, 2013, we amended Ms. Bloom’s employment agreement to include a clawback provision. On February 11, 2014, in connection with her promotion to Executive Vice President, we amended Ms. Bloom’s employment agreement to provide for an annual base salary of $365,000, subject to increase, and an annual performance-based bonus targeted at 45% of her annual base salary. On January 31, 2019, we amended and restated Ms. Bloom’s employment agreement to (a) consolidate all of the previous amendments; (b) provide for an annual base salary of $460,000, subject to increase; and (c) clarify that in the event of a covered termination or change in control transaction, Ms. Bloom will receive the greater of the severance benefits set forth in her employment agreement or the severance benefits provided for in the Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.

Employment Agreement with Dr. Grethlein

We entered into an employment agreement with Dr. Grethlein effective September 17, 2012, in connection with commencement of his employment with us, to provide an annual base salary of $355,000 and an annual performance-based bonus targeted at 45% of his annual base salary. On February 11, 2014, we amended Dr. Grethlein’s employment agreement to provide for an annual base salary of $379,000, subject to increase, and to include a clawback provision. On January 31, 2019, we amended and restated Dr. Grethlein’s employment agreement to (a) consolidate all of the previous amendments; (b) incorporate his new title of Chief Operating Officer; (c) provide for an annual base salary of $460,000, subject to increase; and (d) clarify that in the event of a covered termination or change in control transaction, Dr. Grethlein will receive the greater of the severance benefits set forth in his employment agreement or the severance benefits provided for in the

Company’s Amended Severance Plan (without duplication), as defined below. See the sub-section entitled “Severance and Change in Control Benefits” for further information.

Severance and Change in Control Benefits

Our executive management team, including our Named Executive Officers, is entitled to certain severance and change in control benefits under the terms of our Amended Severance Plan, as defined below, their employment agreements and our equity plans. Given the nature of the life sciences industry and the range of strategic initiatives we may explore, the Compensation Committee believes that these severance and change in control provisions are essential elements of our executive compensation program and assist us in recruiting, retaining and developing key management talent in the competitive San Francisco Bay Area and northern New Jersey employment markets. Our change in control benefits are intended to allow employees, including our Named Executive Officers, to focus their attention on the business operations of the Company in the face of the potentially disruptive impact of a rumored or actual change in control transaction, to assess takeover bids objectively without regard to the potential impact on their own job security and to allow for a smooth transition in the event of a change in control of the Company. In addition, our severance benefits provide reasonable protection to our executive management team, including our Named Executive Officers, in the event that they are not retained. We do not provide for any excise tax gross-ups in the Amended Severance Plan or in any individual employment agreement with any member of our executive management team, including our Named Executive Officers.

Employment Agreements

Our executive management team, including our Named Executive Officers, is entitled to certain severance benefits payable in connection with a Covered Termination (as defined below) under their employment agreements. Pursuant to these employment agreements, in the event of a Covered Termination and subject to a release of claims against Geron, each Named Executive Officer will be entitled to (i) a lump-sum severance payment equal to 12 months (24 months, with respect to Dr. Scarlett) of his or her base salary in effect as of such termination, (ii) a lump-sum payment equal to the pro-rated portion of any target annual performance-based bonus (except for Dr. Scarlett, who will receive a lump-sum equal to any annual bonus for any fiscal year that ends on or before the termination date that he would have received had he remained employed through the payment date), and (iii) continued COBRA coverage for a period of one year following a Covered Termination. In addition, the vested portion of any stock options, or other exercisable equity award in Geron, will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such award.

For the purposes of our Named Executive Officers’ employment agreements, the following definitions apply:

•
“Covered Termination” generally means an Involuntary Termination Without Cause that occurs at any time, provided that such termination constitutes a “separation from service” within the meaning of Section 409A of the Code.
•
“Involuntary Termination Without Cause” generally means an executive officer’s dismissal or discharge other than: a) for Cause or b) following an involuntary or voluntary filing of bankruptcy, an assignment for the benefit of creditors, a liquidation of our assets in a formal proceeding or otherwise or any other event of insolvency by Geron, in any case, without an offer of comparable employment by Geron or a successor, acquirer, or affiliate of Geron.
•
“Cause” generally means the executive officer’s:
(i)
willful act or omission constituting dishonesty, fraud or other malfeasance against the Company;
(ii)
conviction of a felony;
(iii)
debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company; or
(iv)
breach of any material Company policies.

Amended Severance Plan

In September 2002, the Board approved a Severance Plan that became effective on January 21, 2003 and was subsequently amended and restated in May 2013, January 2019 and January 2022 (collectively referred to herein as the “Amended Severance Plan”). The Amended Severance Plan applies to (i) eligible employees of the Company who were hired by the Company on or before December 31, 2021 and (ii) certain designated key employees of the Company, including our Named Executive Officers, who are not subject to a performance improvement plan. The Board also approved a new severance plan, referred to herein as the “2022 Severance Plan,” effective January 1, 2022, which applies to employees hired by the Company on or after January 1, 2022 at the Vice President level or below, who are not subject to a performance improvement plan. As such, our executive management team, including our Named Executive Officers, does not have any benefits under the 2022 Severance Plan.

The Amended Severance Plan provides for cash severance benefits to be paid to employees, including our Named Executive Officers, under a “double trigger” situation, defined below as a Change in Control Triggering Event. Under this double trigger requirement, severance benefits are paid only upon the occurrence of a Change in Control and a termination of employment, with such termination being either by the Company or because the employee resigns due to a material change in their employment terms. The Board believes that a double trigger requirement is industry standard and provides appropriate protection for our employees, including our Named Executive Officers, from post-Change in Control events that are not related to the employee’s performance, encourages employees to stay throughout a transition period in the event of a Change in Control and does not provide for benefits for an employee who remains with the surviving company in a comparable position.

Under the Amended Severance Plan, the following definitions apply:

•
“Change in Control Triggering Event” is defined as a termination without Cause in connection with a Change in Control (which has the same definition as under the 2018 Plan) or within 12 months following a Change in Control. Additionally, if an individual is terminated by the Company in connection with a Change in Control but immediately accepts employment with the Company’s successor or acquirer, they will not be deemed to have had a Change in Control Triggering Event unless:
(i)
such individual is subsequently terminated without Cause by the successor or acquirer within the 12 months following the Change in Control;
(ii)
such individual resigns employment with the Company because in connection with a Change in Control they are offered terms of employment (new or continuing) by the Company or the Company’s successor or acquirer within 30 days after the Change in Control that results in a material change in the terms of employment; or
(iii)
after accepting (or continuing) employment with the Company or the Company’s successor or acquirer after a Change in Control, such individual resigns employment within 12 months following the Change in Control due to a material change in terms of employment as defined below.
•
“Cause” generally means an employee’s continued failure to satisfactorily perform duties, willful act or omission constituting dishonesty, fraud or other malfeasance against the Company, conviction of a felony, debarment by the FDA from working in or providing services to any pharmaceutical or biotechnology company or other ineligibility under any law or regulation to perform the employee’s duties to the Company, or breach of any material Company policies.
•
“Material change in terms of employment” shall occur if one of the following events occurs without the employee’s consent:
(i)
base salary is materially reduced from that in effect immediately prior to the Change in Control;
(ii)
if at the time of the Change in Control they are employed at the director level or above, they are subject to a material reduction in their duties (including responsibilities and/or authority);
(iii)
their principal work location is to be moved to a location that is either more than 45 miles from their principal work location immediately prior to the Change in Control or more than 30 miles farther from their principal weekday residence than was their principal work location immediately prior to the Change in Control; or

(iv)
the Company or the Company’s successor or acquirer materially breaches the terms of any employment or similar service agreement with the employee.

Additionally, in order for the resignation to be deemed due to a material change in terms of their employment, the employee must provide written notice to the Company’s Chief Legal Officer within 30 days after the first occurrence of the event giving rise to a material change in their terms of employment setting forth the basis for their resignation, allow the Company at least 30 days from receipt of such written notice to cure such event, and if such event is not reasonably cured within such period, the employee’s resignation from all positions they then hold with the Company is effective not later than 90 days after the expiration of the cure period.

Upon a Change in Control Triggering Event, each of our Named Executive Officers is entitled to: (i) a severance payment equal to 15 months (18 months, with respect to Dr. Scarlett) of his or her base salary then in effect as of such Change in Control Triggering Event; (ii) payment of his or her target annual bonus, at the target bonus percentage in effect immediately prior to his or her separation from service, prorated for the length of service provided in the termination year; and (iii) payment of COBRA premiums for up to 15 months (18 months, with respect to Dr. Scarlett). These benefits are consistent with severance plans offered at companies similar in size in our industry and competitive market environment. Payment of any severance benefits under the Amended Severance Plan is conditioned on the timely provision of an effective release of claims against Geron. If a Named Executive Officer is entitled to severance benefits upon a termination of employment under both the Amended Severance Plan and an employment agreement, the Named Executive Officer will receive the greater of such severance benefits (without duplication). The benefits provided under the Amended Severance Plan are not intended to be duplicative of those provided in any employment agreement.

Equity Plans

As set forth in each individual stock option agreement under the 2018 Plan and the Inducement Plan, in the event of a Change in Control of Geron (defined below), the vesting of each outstanding stock option held by all employees and non-employee directors will accelerate so that each stock option shall become fully exercisable for all of the outstanding shares subject to such stock option immediately prior to the consummation of such transaction and each other type of award shall be fully vested with all forfeiture restrictions on any or all of such awards to lapse. For purposes of the 2018 Plan and Inducement Plan, a “Change in Control” generally means and includes each of the following:

a)
as a result of any merger or consolidation, the voting securities of Geron outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of Geron or such surviving or acquiring entity outstanding immediately after such merger or consolidation; during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the board of directors, and any new directors whose election by such board of directors or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such board of directors who were either directors on such board of directors at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;
b)
any individual, entity or group becomes the beneficial owner of more than 20% of the then outstanding shares of our Common Stock;
c)
any sale of all or substantially all of the assets of Geron; or
d)
the complete liquidation or dissolution of Geron.

In the event an employee or non-employee director experiences a termination of service as a result of the employee’s or non-employee director’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the 2018 Plan and Inducement Plan provides through each respective plan or the individual stock option agreement, that the portion of each outstanding stock option with time-based vesting held by such employee or non-employee director that would have vested during the 36 months after the date of termination of service will automatically vest. The stock options that were already vested upon the date of termination and those that automatically vested in connection with an employee’s total and permanent disability or death will remain exercisable until the earlier of the second anniversary of the date of termination and the original expiration date of such stock option. For a non-employee director, the post-termination exercise period is the earlier of the third anniversary of the date of termination and the original expiration date of such stock option.

In the event an employee experiences a termination of service as a result of the employee’s total and permanent disability (as defined in Section 22(e)(3) of the Code) or death, the individual stock option agreement for stock options with performance-based vesting permits the unvested portion of such stock option to continue to be eligible to vest and become exercisable upon the achievement of the performance goal set forth in the stock option grant notice to the extent such performance goal has not already been achieved as of the date of the employee’s total and permanent disability or death, if and only if the performance goal occurs within the 36 months following the date of the employee’s total and permanent disability or death, however, not beyond the original term of the stock option.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For information on our executive compensation program and the Compensation Committee’s approach, refer to the above Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table.

Year(1)	Summary Compensation Table Total for PEO(2)	Compensation Actually Paid to PEO(3)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(5)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(6)	Net Income (Loss) (In Thousands)(7)
2022	$2,997,203	$5,898,457	$1,361,162	$2,480,002	152.20	($141,901)
2021	$2,056,987	$1,340,341	$1,155,449	$832,837	76.73	($116,112)

______________________________

(1) For each of the two years presented in the above table, John Scarlett was our Principal Executive Officer (“PEO”) and our Non-PEO Named Executive Officers (“Non-PEO NEOs”) were Olivia Bloom and Andrew Grethlein.

(2) See the Summary Compensation Table above for detail on the Summary Compensation Table total compensation for our PEO for each fiscal year covered in the table. The average compensation for the Non-PEO NEOs for 2022 was calculated using the Summary Compensation Table above. The average compensation for the Non-PEO NEOs for 2021 was calculated using the Summary Compensation Table as disclosed in our proxy statement filed with the Securities and Exchange Commission in calendar year 2022.

(3) For purposes of this table, the compensation actually paid (“Compensation Actually Paid”, or “CAP”) has been computed in accordance with Item 402(v) of Regulation S-K under the Exchange Act and do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. These amounts reflect total compensation as reflected in the above Summary Compensation Table for the applicable year less the grant date fair values of stock option awards included in the “Option Awards” column of the Summary Compensation Table for the Named Executive Officer for the applicable year, and adjusted as follows for each stock option award granted to each Named Executive Officer:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to PEO
2022	$2,997,203	$1,468,740	$4,369,994	$—	$—	$5,898,457
2021	$2,056,987	$796,740	$80,094	$—	$—	$1,340,341

____________________

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$3,124,188	$381,355	$629,125	$235,326	$—	$—	$4,369,994
2021	$327,750	($267,010)	$110,000	($90,646)	$—	$—	$80,094

(4) The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the Non-PEO NEOs included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Olivia K. Bloom and Andrew J. Grethlein; and (ii) for 2021, Olivia K. Bloom, Andrew J Grethlein, Aleksandra Rizo, Anil Kapur and Melissa A. Kelly Behrs.

(5) The dollar amounts reported in column (e) represent the average amount of Compensation Actually Paid to our Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable year. The following adjustments were made to average total compensation for the Non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$1,361,162	$524,550	$1,643,390	$2,480,002
2021	$1,155,449	$398,370	$75,758	$832,837

______________

(a) The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2022	$1,145,938	$185,608	$224,688	$87,156	$—	$—	$1,643,390
2021	$163,875	($115,972)	55,000	(27,145)	$—	$—	75,758

(6) Total Shareholder Return represents the return on a fixed investment of $100 in Geron common stock for the period beginning on the last trading day of 2020 through the last trading day of the applicable fiscal year.

(7) The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

Compensation Actually Paid vs. Company TSR
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
Compensation Actually Paid
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
Value of Fixed $100 Investment Based on TSR
$76.73
$152.20
2021
2022
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Value of Fixed $100 Investment Based on TSR

Compensation Actually Paid and Net Income (Loss)

The following graph sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income (loss) over the two most recently completed fiscal years.

Compensation Actually Paid vs. Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
Compensation Actually Paid
$600,000.00
$500,000.00
$400,000.00
$300,000.00
$200,000.00
$100,000.00
$0.00
-$100,000.00
-$200,000.00
Net Income ($ Thousands)
2021
2022
-$116,111.00
-$141,901.00
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income ($ Thousands)

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

PROPOSAL 6

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Ernst & Young LLP has served as our independent registered public accounting firm since 1992.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

We have been informed by Ernst & Young LLP that, to the best of their knowledge, neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in Geron or our affiliates.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Geron and our stockholders.

Vote Required

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Since this proposal is considered “routine” under NYSE rules, we do not expect broker non-votes to exist in connection with this proposal.

The Board of Directors Unanimously Recommends That

Stockholders Vote FOR Proposal 6

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee maintains policies and procedures for the pre-approval of work performed by the independent registered public accounting firm. Under the Audit Committee’s charter, all services of the independent registered public accounting firm must be approved in advance by the Audit Committee. Management recommendations will be considered in connection with such engagements, but management has no authority to approve engagements. For each quarterly Audit Committee meeting, management prepares a schedule of all fees paid to Ernst & Young LLP during the previous quarter and estimated fees for projects contemplated in the following quarter. The Chairperson of the Audit Committee must be notified at any time the fees for a specific project exceed 20% of the approved budget for authorization to continue the project.

Audit Fees and All Other Fees

The Audit Committee approved 100% of all audit and tax services provided by Ernst & Young LLP in 2022 and 2021. The total fees paid to Ernst & Young LLP for the last two fiscal years are as follows:

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
Audit Fees(1)	$950,475	$847,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	95,000
All Other Fees(4)	—	—
Total	$950,475	$942,000

(1) Audit Fees in 2022 and 2021 include the audit of annual consolidated financial statements included in our Annual Reports on Forms 10-K, reviews of quarterly consolidated financial statements included in our Quarterly Reports on Forms 10-Q, consultations on matters addressed during the audit or quarterly reviews, and services provided in connection with SEC filings, including consents and comment and comfort letters.

(2) Audit-related fees relate to fees billed for professional services provided in connection with assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and that are not reported under Audit Fees.

(3) Amounts represent consultation, assessment and assistance in obtaining a refund of employer taxes available under the Employee Retention Credit provisions under the Coronavirus Aid Relief and Economic Security Act.

(4) This category consists of fees for all other services that are not reported above.

AUDIT COMMITTEE REPORT

The Audit Committee of Geron Corporation’s Board of Directors currently is comprised of four independent directors which exceeds the minimum three directors as required by the listing standards of Nasdaq. The Audit Committee operates pursuant to a written charter that was last amended and restated by the Board in February 2022. A copy of the Audit Committee’s amended and restated charter is available on our website at https://ir.geron.com/investors/corporate-governance/.

In 2022, the members of the Audit Committee were Ms. O’Farrell (Chairperson), Ms. Eastham, Dr. Lawlis and Mr. McDonald, who was appointed to the Audit Committee in November 2022. The Board has determined that all members of the Audit Committee are financially literate as required by Nasdaq. The Board has also determined that Ms. Eastham and Ms. O’Farrell are audit committee financial experts as defined by Nasdaq.

The function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding:

(i)
the quality and integrity of our consolidated financial statements,
(ii)
our compliance with legal and regulatory requirements,
(iii)
the qualifications and independence of the independent registered public accounting firm serving as our auditors, and
(iv)
the performance of the independent registered public accounting firm.

Management is responsible for Geron’s internal controls and financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of Geron’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, the Audit Committee hereby reports as follows:

(1)
The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2022 with management and the independent registered public accounting firm serving as the Company’s independent auditors.
(2)
The Audit Committee has discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 1301 (Communication with Audit Committees) as adopted by the Public Company Accounting Oversight Board, other professional standards, membership provisions of the SEC Practice Session, and other SEC rules, as currently in effect.
(3)
The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence.
(4)
The Audit Committee has considered whether the independent auditor’s provision of non-audit services to the Company is compatible with maintaining the independent auditor’s independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Geron’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

Submitted on March 13, 2023 by the members of the Audit Committee of the Board of Directors.

Karin Eastham
V. Bryan Lawlis, Ph.D.
John F. McDonald
Elizabeth G. O’Farrell (Chairperson)

This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information with respect to equity awards under Geron’s equity compensation plans at December 31, 2022:

Number of securities
	Number of			remaining available for
	securities to be		Weighted-average	future issuance under
	issued upon exercise		exercise price	equity compensation
	of outstanding		of outstanding	plans (excluding
	options, warrants		options, warrants	securities reflected
Equity Plan Category	and rights(1)		and rights	in column (a))(1)
	(a)		(b)	(c)
Equity compensation plans approved by security holders	50,012,532	(2)	$1.96	13,788,367	(3)(4)
Equity compensation plans not approved by security holders	15,889,868	(5)	$1.61	5,714,126	(6)
Total	65,902,400		$1.87	19,502,493

(1) The table does not include information regarding the Geron 401(k) Plan. Under the Geron 401(k) Plan, all participating employees may contribute up to the annual Internal Revenue Service contribution limit. The Geron 401(k) Plan permits us to make matching contributions on behalf of plan participants, which matching contributions can be made in Common Stock that vests ratably over four years for each year of service completed by the employee, commencing from the date of hire, until it is fully vested when the employee has completed four years of service. As of December 31, 2022, there were approximately 420,000 shares of Common Stock held in this plan.

(2) Consists of 15,996,613 shares of Common Stock to be issued upon exercise of outstanding options under the 2011 Plan, 33,910,919 shares of Common Stock to be issued upon exercise of outstanding options under the 2018 Plan and 105,000 shares of Common Stock to be issued upon exercise of outstanding options under the 2006 Directors’ Option Plan.

(3) Consists of 1,131,764 shares of Common Stock available for issuance under the 2014 Employee Stock Purchase Plan, including an estimated 220,000 shares subject to purchase during the current offering period that commenced January 1, 2023 and ends on June 30, 2023, and 12,656,603 shares of Common Stock available for issuance under the 2018 Plan.

(4) Shares reserved under the 2018 Plan can also be adjusted if (i) any shares of Common Stock subject to a stock award because the stock award expires or otherwise terminates without all of the shares covered by the stock award having been issued or is settled in cash, (ii) any shares of Common Stock issued pursuant to a stock award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with the award, then such shares will again become available for issuance under the 2018 Plan (collectively, the “2018 Plan Returning Shares”). For each 2018 Plan Returning Share subject to a Full Value Award, or Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, the number of shares of Common Stock available for issuance under the 2018 Plan will increase by 1.3 shares, if the proposed amendments to the 2018 Plan are approved stockholders under Proposal 3; otherwise the increase is 2.0 shares.

(5) Consists of 15,889,868 shares of Common Stock to be issued upon exercise of outstanding options under the Inducement Plan.

(6) Consists of 4,798,007 shares of Common Stock available for issuance under the Inducement Plan and 916,119 shares of Common Stock available for issuance under the Directors Market Value Plan. The Inducement Plan provides for the grant of equity awards to individuals who were not previously Geron employees or directors, other than following a bona fide period of non-employment. All equity awards under the Inducement Plan are intended to meet the standards of Rule 5635(c)(4) of the Nasdaq Listing rules. The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2018 Plan. Under the Directors Market Value Plan, to the extent permitted by the Director Compensation Policy, the cash compensation payable to a non-employee director who has properly elected to receive such cash compensation instead in the form of shares of Common Stock will be used to purchase shares of Common Stock from Geron under the Directors Market Value Plan on the date that such cash compensation is payable to the non-employee director under the Director Compensation Policy. On such date, we apply the amount of such cash compensation to the purchase of shares of Common Stock, subject to the limitations and other terms of the Directors Market Value Plan. The purchase price of each share of Common Stock acquired pursuant to the Directors Market Value Plan is equal to the “market value” on the purchase date (which generally means the consolidated closing bid price per share of Common Stock as reported by Nasdaq on the purchase date). The Directors Market Value Plan is intended to qualify for the limited exemption from stockholder approval pursuant to the Nasdaq Listing Rule 5635(c)(2), as a plan that merely provides a convenient way to purchase shares from the Company at market value.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the amount and percentage of the outstanding shares of Common Stock, which, according to the information supplied to us, are beneficially owned by: (i) each person, or group of affiliated persons, who is known by us to be a beneficial owner of more than 5% of our outstanding Common Stock, (ii) each of our directors and nominees for director, (iii) each of our Named Executive Officers and (iv) all current directors and executive officers as a group. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404. Except for the information based on Schedule 13G/A, as indicated in the footnotes below, beneficial ownership is stated as of March 1, 2023.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Directors/Nominees and Named Executive Officers:
Dawn C. Bir(2)	356,000	*
Karin Eastham(3)	550,047	*
V. Bryan Lawlis, Ph.D.(4)	511,000	*
John F. McDonald(5)	—	*
Susan M. Molineaux, Ph.D.(6)	618,980	*
Elizabeth G. O’Farrell(7)	376,441	*
Robert J. Spiegel, M.D., FACP(8)	589,723	*
Olivia K. Bloom(9)	2,521,719	*
Andrew J. Grethlein, Ph.D.(10)	1,640,299	*
John A. Scarlett, M.D.(11)	7,286,761	1.4%
All directors and executive officers as a group (12 persons)(12)	16,285,344	3.1%
5% Beneficial Holders:
RA Capital Management, L.P.(13)	48,423,211	9.5%
200 Berkeley Street, 18th Floor, Boston, MA 02116
BlackRock, Inc.(14)	27,261,135	5.4%
55 East 52nd Street, New York, NY 10055
Vivo Opportunity, LLC(15)	26,901,882	5.3%
192 Lytton Avenue, Palo Alto, CA 94301

* Represents beneficial ownership of less than 1% of the outstanding Common Stock as of March 1, 2023.

(1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock exercisable pursuant to the exercise of options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2023 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Applicable percentages are based on 508,684,887 shares outstanding on March 1, 2023, adjusted as required by rules promulgated by the SEC. The shares outstanding on March 1, 2023 do not include any pre-funded warrants that may be held by the beneficial owners listed above. The persons named in this table, to the best of our knowledge, have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Consists of 356,000 shares issuable upon the exercise of outstanding options held by Dawn C. Bir exercisable within 60 days of March 1, 2023.

(3) Consists of 74,047 shares held directly by Karin Eastham and 476,000 shares issuable upon the exercise of outstanding options held by Ms. Eastham exercisable within 60 days of March 1, 2023.

(4) Consists of 511,000 shares issuable upon the exercise of outstanding options held by V. Bryan Lawlis exercisable within 60 days of March 1, 2023.

(5) Mr. McDonald was appointed to the Board in September 2022. In accordance with the Director Compensation Policy, Mr. McDonald was granted a stock option to purchase 200,000 shares of our Common Stock, which vests annually over three years upon each anniversary date of appointment to the Board. As a result, Mr. McDonald did not have any shares issuable upon the exercise of outstanding options exercisable within 60 days of March 1, 2023.

(6) Consists of 107,980 shares held by the Molineaux Family Trust and 511,000 shares issuable upon the exercise of outstanding options held by Dr. Molineaux exercisable within 60 days of March 1, 2023.

(7) Consists of 800 shares held directly by Elizabeth G. O’Farrell, 19,641 shares beneficially owned by Ms. O’Farrell’s spouse and 356,000 shares issuable upon the exercise of outstanding options held by Ms. O’Farrell exercisable within 60 days of March 1, 2023.

(8) Consists of 148,723 shares held directly by Robert J. Spiegel and 441,000 shares issuable upon exercise of outstanding options held by Dr. Spiegel exercisable within 60 days of March 1, 2023.

(9) Consists of 115,839 shares held directly by Olivia K. Bloom and 2,405,880 shares issuable upon the exercise of outstanding options held by Ms. Bloom exercisable within 60 days of March 1, 2023.

(10) Consists of 2,267 shares held directly by Andrew J. Grethlein and 1,638,032 shares issuable upon the exercise of outstanding options held by Dr. Grethlein exercisable within 60 days of March 1, 2023.

(11) Consists of 125,000 shares held by the John A. Scarlett III 1999 Trust and 7,161,761 shares issuable upon exercise of outstanding options held by Dr. Scarlett exercisable within 60 days of March 1, 2023.

(12) Consists of shares beneficially owned by all our current directors and executive officers as a group.

(13) The indicated ownership is based solely on a Schedule 13G/A filed with the SEC on February 14, 2023 for RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky, Rajeev Shah and RA Capital Healthcare Fund, L.P. The Schedule 13G/A provides information only as of December 31, 2022, and consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2022. Beneficial ownership consists of (a) 12,930,711 shares and (b) 35,492,500 shares that may be acquired upon the exercise of warrants, as limited by a provision which precludes the exercise of warrants to the extent that, following exercise, the reporting person, together with its affiliates and other attribution parties, would own more than 9.99% of the Common Stock outstanding. RA Capital Healthcare Fund GP, LLC is the general partner of the RA Capital Healthcare Fund, L.P. (the “Fund”). The ownership calculation does not include the full pre-funded warrants to purchase 51,430,477 shares of Common Stock held by the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any Geron shares held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the above-mentioned shares. Because the Fund has divested voting and investment power over the securities it holds and may not revoke that delegation on less than 61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Act, of any Geron shares beneficially owned by RA Capital. Such persons and entities disclaim beneficial ownership of the shares listed herein, except to the extent of any pecuniary interest therein.

(14) The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 31, 2023. The Schedule 13G/A provides information only as of December 31, 2022, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2022. BlackRock has sole voting power with respect to 26,730,085 shares and sole dispositive power with respect to 27,261,135 shares. BlackRock is the beneficial owner of 27,261,135 shares.

(15) The indicated ownership is based on a Schedule 13G/A filed with the SEC by Vivo Opportunity, LLC (“Vivo”) on February 14, 2023. The Schedule 13G/A provides information only as of December 31, 2022, and, consequently, the beneficial ownership of the above-mentioned reporting person may have changed since December 31, 2022. Vivo has reported sole dispositive power of 19,282,834 shares and warrants exercisable into 7,619,048 shares of our Common Stock held of record by Vivo Opportunity Fund Holdings, L.P. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. The voting members of Vivo Opportunity, LLC are Gaurav Aggarwal, Hongbo Lu, Kevin Dai, Frank Kung, and Michael Chang, none of whom has individual voting or investment power with respect to these shares and each of whom disclaims beneficial ownership of such shares.

CERTAIN TRANSACTIONS

Certain Transactions With or Involving Related Persons

Since January 1, 2020, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at December 31, 2021 and 2022 and in which any current director, executive officer, holder of more than 5% of our Common Stock, or any immediate family member of any of the foregoing persons, had or will have a direct or indirect material interest other than with respect to compensation arrangements described under the sections entitled “Executive Compensation”, “Summary Compensation Table”, “Narrative Disclosure to Summary Compensation Table and Outstanding Equity Awards Table” and “Compensation of Directors.”

Policies and Procedures

Our Audit Committee is responsible for reviewing and approving all related party transactions, which would include a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, not including transactions involving compensation for services provided to Geron as an employee, director, consultant or similar capacity by a related person. Related parties include any of our directors or members of our executive management team, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at https://ir.geron.com/investors/corporate-governance/.

Where a transaction has been identified as a related-person transaction, management would present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the Board) for consideration and approval or ratification. The presentation would include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to Geron of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Audit Committee relies on information supplied by our management and directors. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:

(i)
the risks, costs and benefits to Geron;
(ii)
the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
(iii)
the terms of the transaction;
(iv)
the availability of other sources for comparable services or products; and
(v)
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-person transaction, the Audit Committee considers, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of Geron and our stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

OTHER MATTERS

Stockholder Nominations and Proposals for 2024 Annual Meeting

We expect to hold our annual meeting of stockholders in 2024 (the “2024 Annual Meeting”) in May 2024. All proposals or director nominations by stockholders intended to be presented at the 2024 Annual Meeting must be directed to the attention of our Corporate Secretary, at the address set forth on the first page of this Proxy Statement.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 22, 2023, to our Corporate Secretary at Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California, 94404, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2024 Annual Meeting is not held between May 1, 2024 and June 30, 2024, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

If you wish to bring a proposal before the stockholders or nominate a director at the 2024 Annual Meeting, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not earlier than February 1, 2024 and not later than March 2, 2024. However, if the 2024 Annual Meeting is not held between May 1, 2024 and June 30, 2024, the notice must be delivered no later than the 90th day prior to the 2024 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of the 2024 Annual Meeting is made. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations proposals and director nominations.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board of Director’s nominees must provide in their notice any additional information required by Rule 14a-19 promulgated under the Exchange Act.

Director Nominees Recommended by Stockholders

The Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee should send written notice to the Nominating and Corporate Governance Committee Chairman, Geron Corporation, 919 E. Hillsdale Blvd., Suite 250, Foster City, California 94404, within the time periods set forth above. Such notification should set forth all information relating to such nominee as is required to be disclosed in solicitations of proxies for elections of directors pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected, the name and address of such stockholder or beneficial owner on whose behalf the nomination is being made, the class and number of shares of the Company owned beneficially and of record by such stockholder or beneficial owner, and all information regarding the nominee that would be required to be included in the Company’s proxy statement by the rules of the SEC, including the nominee’s age, business experience for the past five years and any directorships held by the nominee during the past five years. The Nominating and Corporate Governance Committee does not intend to alter the procedure by which it evaluates candidates based on whether the candidate was recommended by a stockholder or not.

Director Qualifications

The Nominating and Corporate Governance Committee believes that nominees for election to the Board must possess certain minimum qualifications and attributes. The nominee:

•
must meet the objective independence requirements set forth by the SEC and Nasdaq;
•
must exhibit strong personal integrity, character and ethics, and a commitment to ethical business and accounting practices;
•
must not be involved in on-going litigation with the Company or be employed by an entity which is engaged in such litigation; and
•
must not be the subject of any on-going criminal investigations, including investigations for fraud or financial misconduct.

In addition, the Nominating and Corporate Governance Committee may consider the following criteria, among others:

(i)
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment;
(ii)
experience in our industry and with relevant social policy concerns;
(iii)
experience as a board member of other publicly held companies;
(iv)
expertise in an area of our operations;
(v)
practical and mature business judgment, including the ability to make independent analytical inquiries;
(vi)
diversity of personal background, perspective, experience and other characteristics, such as gender, gender identity, ethnicity, sexual orientation, age, as well as candidates who self-identify their gender as female and candidates from underrepresented communities; and
(vii)
diversity of business and professional background, perspective and experience relevant to the success of the Company.

In general, the Nominating and Corporate Governance Committee aspires the Board to be comprised of individuals that represent a diversity of professional experiences and perspectives and who portray characteristics of diligence, commitment, mutual respect and professionalism with an emphasis on consensus building. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of board service at Geron. As stated in our Nominating and Corporate Governance Committee Charter and our Corporate Governance Guidelines, as part of the director search process, the Nominating and Corporate Governance Committee endeavors to consider qualified candidates, including candidates who self-identify their gender as female and candidates from underrepresented communities, who meet the relevant business and search criteria.

Directors are expected to rigorously prepare for, attend and participate in Board meetings and meetings of the committees of the Board on which they serve, to ask direct questions and require straight answers, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as an outstanding director.

General

Your proxy is solicited on behalf of our Board. Unless otherwise directed, proxies will be voted at the virtual Annual Meeting (or an adjournment or postponement thereof), “FOR” both of the nominees listed in Proposal 1, “FOR” Proposals 2, 3, 5 and 6, and “1 YEAR” with respect to Proposal 4. If any matter other than those described in this Proxy Statement were to be properly submitted for a vote at the virtual Annual Meeting, or with respect to any adjournment or postponement thereof, the proxy holders appointed by the Board will have the discretion to vote on those matters for you as they see fit.

By Order of the Board of Directors,

Stephen N. Rosenfield
April , 2023	Executive Vice President, Chief Legal Officer and Corporate Secretary

APPENDIX A

CERTIFICATE OF AMENDMENT
OF THE RESTATED CERTIFICATE OF INCORPORATION
OF GERON CORPORATION,
a Delaware corporation

The undersigned, Stephen N. Rosenfield, hereby certifies that:

FIRST. He is the duly elected and acting Executive Vice President, Chief Legal Officer and Corporate Secretary of Geron Corporation, a Delaware corporation (the “Corporation”).

SECOND. The Corporation’s Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on March 24, 1998; a Certificate of Designation was filed with the Secretary of State on March 27, 1998; a Certificate of Amendment of Restated Certificate of Incorporation was filed with the Secretary of State on December 14, 1999; a Certificate of Amendment of Restated Certificate of Incorporation was filed with the Secretary of State on June 28, 2000; a Certificate of Designation was filed with the Secretary of State on August 1, 2001; a Certificate of Designation was filed with the Secretary of State on August 1, 2001; a Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State on May 22, 2002; a Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State on May 25, 2006; a Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State on May 17, 2012; a Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State on June 6, 2019; and a Certificate of Amendment of the Restated Certificate of Incorporation was filed with the Secretary of State on May 12, 2021.

THIRD. The amendment of the Restated Certificate of Incorporation of the Corporation herein certified was duly adopted by this Corporation’s Board of Directors and approved by the Corporation’s stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH. Article IV, Paragraph (A) of the Corporation’s Restated Certificate of Incorporation is hereby amended to read in its entirety as follows:

“(A) Class of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Billion Three Hundred Fifty-Three Million (1,353,000,000) shares. One Billion Three Hundred Fifty Million (1,350,000,000) shares shall be Common Stock, par value $0.001 per share, and Three Million (3,000,000) shares shall be Preferred Stock, par value $0.001 per share.”

FIFTH. All other provisions of the Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be duly executed on behalf of the Corporation at Foster City, California this ___ day of _____________ 2023.

GERON CORPORATION,
a Delaware corporation

By:
Stephen N. Rosenfield Executive Vice President, Chief Legal Officer and Corporate Secretary

A-1

APPENDIX B

Geron Corporation

2018 Equity Incentive Plan

Adopted by the Board of Directors: March 27, 2018

Approved by the Stockholders: May 15, 2018

Amended by the Board of Directors: February 12, 2020

Approved by the Stockholders: June 5, 2020

Amended by the Board of Directors: February 2, 2021

Approved by the Stockholders: May 11, 2021

Amended by the Board of Directors: February 16, 2022

Approved by the Stockholders: May 10, 2022

Amended by the Board of Directors: March 18, 2023

Approved by the Stockholders: [●]

i.
General.
(a)
Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Geron Corporation 2011 Incentive Award Plan (the “2011 Plan”) and the Geron Corporation 1992 Stock Option Plan (the “1992 Plan”), the Geron Corporation 1996 Directors’ Stock Option Plan (the “1996 Directors’ Plan”) and the Geron Corporation Amended and Restated 2002 Equity Incentive Plan (the “2002 Plan”, and together with the 2011 Plan, the 1992 Plan, the 1996 Directors’ Plan, the “Prior Plans”). Following the Effective Date, no additional stock awards may be granted under the Prior Plans. Any unallocated shares remaining available for grant under the Prior Plans as of 12:01 a.m., Pacific Time on the Effective Date (the “Prior Plans’ Available Reserve”) will cease to be available under the Prior Plans at such time and will be added to the Share Reserve (as further described in Section 3(a) below) and be then immediately available for grant and issuance pursuant to Stock Awards granted under the Plan. In addition, from and after 12:01 a.m., Pacific Time on the Effective Date, all outstanding stock awards granted under the Prior Plans will remain subject to the terms of such Prior Plans, as applicable; provided, however, that any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement, (ii) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (iii) other than with respect to outstanding options and stock appreciation rights granted under the Prior Plans, with respect to which the exercise or strike price is at least one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the option or stock appreciation right on the date of grant (the “Prior Plans’ Appreciation Awards”), are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a stock award (collectively, the “Prior Plans’ Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Prior Plans’ Returning Shares and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted on or after 12:01 a.m., Pacific Time on the Effective Date will be subject to the terms of this Plan.
(b)
Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Stock Awards under this Plan.
(c)
Available Stock Awards. The Plan provides for the grant of the following types of Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.
(d)
Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible Stock Award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. The Plan is also intended to provide long-term incentives that align the interests of our eligible Stock Award recipients with the interests of our stockholders.
ii.
Administration.

(a)
Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine (A) who will be granted Stock Awards; (B) when and how each Stock Award will be granted; (C) what type of Stock Award will be granted; (D) the provisions of each Stock Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Stock Award; (E) the number of shares of Common Stock subject to, or the cash value of, a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)
To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Stock Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Stock Award fully effective.
(iii)
To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)
To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v)
To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or a Stock Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Stock Award without his or her written consent except as provided in subsection (viii) below.
(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Stock Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements (including NASDAQ Listing Rule 5635), and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Stock Awards available for issuance under the Plan. Except as provided in the Plan (including Section 2(b)(viii)) or a Stock Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Stock Award without the Participant’s written consent.
(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.
(viii)
To approve forms of Stock Award Agreements for use under the Plan and to amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Stock Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Stock Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Stock Awards.
(x)
To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Stock Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(c)
Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)
Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d)
Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and Stock Appreciation Rights (“SARs”) (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Stock Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(s)(iii) below.
(e)
Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)
Repricing; Cancellation and Re-Grant of Stock Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise, purchase or strike price of any outstanding Option or SAR under the Plan, or (ii) cancel any outstanding Option or SAR that has an exercise price or strike price greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Stock Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)
Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Stock Award, as determined by the Board and contained in the applicable Stock Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Stock Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Stock Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Stock Award Agreement.
iii.
Shares Subject to the Plan.
(a)
Share Reserve.
(i)
Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed (A) 85,455,419 shares (which number is the sum of (i) the number of shares (2,895,419) subject to the Prior Plans’ Available Reserve, (ii) 10,000,000 shares subject to the Plan as of the Effective Date, (iii) an additional 5,700,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders, (iv) an additional 12,500,000 shares that were approved at the Company’s 2021 Annual Meeting of Stockholders, (v) an additional 11,000,000 shares that were approved at the Company’s 2022 Annual Meeting of Stockholders, and (vi) an additional 43,360,000 shares that were approved at the Company’s 2023 Annual Meeting of Stockholders), plus (B) the Prior Plans’ Returning Shares, if any, which become available for grant under this Plan from time to time (such aggregate number of shares described in (A) and (B) above, the “Share Reserve”).
(ii)
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(iii)
Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Option or SAR with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date of grant; and (B) (i) one and thirty hundredth (1.3) shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan on or after May 31, 2023, and (ii) two (2.0) shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan prior to May 31, 2023.
(b)
Reversion of Shares to the Share Reserve.
(i)
Shares Available For Subsequent Issuance. If (A) any shares of Common Stock subject to a Stock Award are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or is settled in cash (i.e., the Participant receives cash rather than stock), (B) any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares, or (C) with respect to a Full Value Award, any shares of Common Stock are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with such Full Value Award, such shares will again become available for issuance under the Plan (collectively, the “2018 Plan Returning Shares”). For each (1) 2018 Plan Returning Share subject to a Full Value Award or (2) Prior Plans’ Returning Share subject to a stock award other than a Prior Plans’ Appreciation Award, that (i) returns to the Plan on or after May 31, 2023, the number of shares of Common Stock available for issuance under the Plan will increase by one and thirty hundredth (1.3) shares, and (ii) returned to the Plan prior to May 31, 2023, the number of shares of Common Stock available for issuance under the Plan increased by two (2.0) shares.
(ii)
Shares Not Available For Subsequent Issuance. Any shares of Common Stock reacquired or withheld (or not issued) by the Company to satisfy the exercise or purchase price of a Stock Award will no longer be available for issuance under the Plan, including any shares subject to a Stock Award that are not delivered to a Participant because such Stock Award is exercised through a reduction of shares subject to such Stock Award (i.e., “net exercised”). In addition, any shares reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award, or any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of an Option or Stock Appreciation Right or a Prior Plans’ Appreciation Award will no longer be available for issuance under the Plan.
(c)
Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 171,000,000 shares of Common Stock.
(d)
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
iv.
Eligibility.
(a)
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.
(b)
Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
v.
Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following provisions:

(a)
Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Stock Award Agreement.

(b)
Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Stock Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Stock Award if such Stock Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)
Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i)
by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;
(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)
in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Stock Award Agreement.
(d)
Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Stock Award Agreement evidencing such SAR.
(e)
Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board may determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or a Stock Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below) and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)
Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)
Termination of Continuous Service. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date three months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(h)
Extension of Termination Date. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement. In addition, unless otherwise provided in a Participant’s Stock Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)
Disability of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 24 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)
Death of Participant. Except as otherwise provided in the applicable Stock Award Agreement or other agreement between the Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date 24 months following the date of death (or such longer or shorter period specified in the Stock Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Stock Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k)
Termination for Cause. Except as explicitly provided otherwise in a Participant’s Stock Award Agreement or other individual written agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l)
Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Stock Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award Agreement, in another agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

vi.
Provisions of Stock Awards Other than Options and SARs.
(a)
Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.
(b)
Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a

Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)
Performance Stock Awards.
(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)
Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.
(d)
Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock appreciation rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Section 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
vii.
Covenants of the Company.
(a)
Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)
Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities law.
(c)
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

viii.
Miscellaneous.
(a)
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Stock Awards will constitute general funds of the Company.
(b)
Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the preparation of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect terms in the Stock Award Agreement or related grant documents.
(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)
No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)
Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced or extended.
(f)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g)
Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that they are capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h)
Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Stock Award Agreement.
(i)
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j)
Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k)
Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. To the extent that the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and, to the extent applicable, the Plan and Stock Award Agreements will be interpreted in accordance with the requirements of Section 409A of the Code. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded and a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount will be made upon a “separation from service” before a date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death.
(l)
Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback provisions in a Participant’s employment agreement or other agreement with the Company or any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.
ix.
Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)
Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)
Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii)
accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;
(iv)
arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi)
make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)
Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
x.
Termination or Suspension of the Plan.
(a)
The Board may suspend or terminate the Plan at any time. No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
(b)
No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.
xi.
Effective Date of Plan.

This Plan will become effective on the Effective Date.

xii.
Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

(a)
Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(b)
“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(c)
“Board” means the Board of Directors of the Company.
(d)
“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(e)
“Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term will mean, with respect to a Participant and for purposes of the application of this Plan, the occurrence of any of the following events: (i) such Participant’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company or an Affiliate that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or an Affiliate, or any statutory duty the Participant owes to the Company or an Affiliate; or (iv) such Participant’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Stock Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or an Affiliate or such Participant for any other purpose.
(f)
“Change in Control” will be deemed to have occurred upon the first to occur of an event set forth in any one of the following paragraphs:
(i)
As a result of any merger or consolidation, the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 49% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation;
(ii)
during any period of 24 consecutive calendar months, the individuals who at the beginning of such period constitute the Board, and any new directors whose election by such Board or nomination for election by stockholders was approved by a vote of at least two-thirds of the members of such Board who were either directors on such Board at the beginning of the period or whose election or nomination for election as directors was previously so approved, for any reason cease to constitute at least a majority of the members thereof;
(iii)
any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 20% of the then outstanding shares of Common Stock of the Company;
(iv)
any sale of all or substantially all of the assets of the Company; or
(v)
the complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Stock Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event with respect to such Stock Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because the threshold voting power of the Company’s then outstanding securities in Section 13(e)(i) or (iii) is acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained by the Company or any of its subsidiaries or (B) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f)
“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(g)
“Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(h)
“Common Stock” means the common stock of the Company.
(i)
“Company” means Geron Corporation, a Delaware corporation.
(j)
“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(k)
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(l)
“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale, lease or other disposition of all or substantially all of the assets of the Company;
(ii)
a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction in which the Company is not the surviving corporation; or
(iv)
a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

(m)
“Director” means a member of the Board.
(n)
“Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(o)
“Effective Date” means the effective date of this Plan document, which is the date of the annual meeting of stockholders of the Company held in 2018, provided this Plan is approved by the Company’s stockholders at such meeting.
(p)
“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(q)
“Entity” means a corporation, partnership, limited liability company or other domestic or foreign entity.
(r)
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(s)
“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)
Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(t)
“Full Value Award” means any Stock Award granted under this Plan, other than an Option or SAR that has a per share exercise or strike price that is at least 100% of the Fair Market Value of the Common Stock on its original date of grant.
(u)
“Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(v)
“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(w)
“Nonstatutory Stock Option” means any option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(x)
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(y)
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(z)
“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(aa)
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(bb)
“Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(cc)
“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(dd)
“Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ee)
“Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(ff)
“Performance Criteria” means the one or more criteria that the Board shall select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that shall be used to establish such Performance Goals may be based on any one of, or combination of, the following: (i) net earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per Share; (xx) regulatory body approval for commercialization of a product; (xxi) positive results from clinical trials; (xxii) initiation of clinical trials; (xxiii) implementation, completion or maintenance of critical projects or relationships; (xxiv) closing of significant financing; (xxv) execution or completion of strategic initiatives; (xxvi) market share; (xxvii) economic value; (xxviii) cash flow return on capital; (xxix) return on net assets; and (xxx) other measures of performance selected by the Board. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement. The Board shall, in its sole discretion, define the manner of calculating the Performance Criteria it selects to use for such Performance Period.
(gg)
“Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions; or (xx) any other items selected by the Board.
(hh)
“Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(ii)
“Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(jj)
“Plan” means this Geron Corporation 2018 Equity Incentive Plan.
(kk)
“Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(ll)
“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(mm)
“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(nn)
“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(oo)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(pp)
“Rule 405” means Rule 405 promulgated under the Securities Act.
(qq)
“Securities Act” means the Securities Act of 1933, as amended.
(rr)
“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ss)
“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(tt)
“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Stock Award or any Other Stock Award.
(uu)
“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(vv)
“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ww)
“Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

PRELIMINARY PROXY – SUBJECT TO COMPLETION

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Letter to Stockholders, Notice and 2023 Proxy Statement, and 2022 Annual Report on Form 10-K

are available at www.proxyvote.com.

----------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GERON CORPORATION
2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 31, 2023

The undersigned stockholder of Geron Corporation, a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April __, 2023, and hereby appoints John A. Scarlett, M.D., and Stephen N. Rosenfield J.D., or either of them, as proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2023 Annual Meeting of Stockholders of Geron Corporation to be held on May 31, 2023, at 8:00 a.m. Pacific Daylight Time and at any adjournment(s) or postponement(s) thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) or postponement(s) thereof. To facilitate stockholder participation in the Annual Meeting, the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. You can attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/GERN2023. You will need to have your 16-Digit Control Number included in the Notice of Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials to join the virtual Annual Meeting.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows:

•
“FOR” the election of the two nominees for director named in the accompanying Proxy Statement to hold office as Class III members of the Board of Directors until the 2026 annual meeting of stockholders;
•
“FOR” proposal 2, to approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 675,000,000 to 1,350,000,000 shares;
•
"FOR" proposal 3, to approve an amendment to the Company’s 2018 Equity Incentive Plan to, among other items, (i) increase the number of shares of the Company’s common stock issuable thereunder by 43,360,000 shares, and (ii) modify the fungible plan design;
•
"1 YEAR" for proposal 4, to approve, on an advisory basis, the preferred frequency of holding future advisory votes on executive compensation;
•
“FOR” proposal 5, to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the accompanying Proxy Statement;
•
“FOR” proposal 6, to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

and as said proxies deem advisable on such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

GERON CORPORATION C/O COMPUTERSHARE 8742 LUCENT BLVD., SUITE 225 HIGHLANDS RANCH, CO 80129

SCAN TO

VIEW MATERIALS AND VOTE

        VOTE BY INTERNET

Before The Meeting – Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting – Go to www.virtualshareholdermeeting.com/GERN2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by the Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN	KEEP THIS PORTION FOR YOUR RECORDS
BLUE OR BLACK INK AS FOLLOWS: ☒	DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
GERON CORPORATION					To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends that you		For	Withhold	For All
vote FOR the following:		All	All	Except

1.	To elect the two nominees for director named below to hold office as Class III members of the Board of Directors until the 2026 annual meeting of stockholders.	☐	☐	☐

Nominees:
	01)	V. Bryan Lawlis, Ph.D.
	02)	Susan M. Molineaux, PhD.

The Board of Directors recommends that you vote FOR the following proposals:
						For	Against	Abstain
2.	To approve an amendment to the Company’s Restated Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock from 675,000,000 to 1,350,000,000 shares;					☐	☐	☐
3.

To approve an amendment to the Company’s 2018 Equity Incentive Plan to, among other items, (i) increase the number of shares of the Company’s common stock issuable thereunder by 43,360,000 shares; and (ii) modify the fungible plan design.

						☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:
					1 Year	2 Years	3 Years	Abstain
4.	To approve, on an advisory basis, the preferred frequency of holding future advisory votes on executive compensation				☐	☐	☐	☐
The Board of Directors recommends that you vote FOR the following proposals:
						For	Against	Abstain
5.	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the accompanying Proxy Statement.					☐	☐	☐
6.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.					☐	☐	☐

NOTE:	In their discretion, the proxies are authorized to vote on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.

NOTE:	This proxy should be marked, dated and signed by the stockholders(s) exactly as his or her name appear(s) hereon, and returned in the enclosed envelope

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date